BLANCHARD

                                GROUP OF FUNDS



                                  BLANCHARD
                             GROWTH & INCOME FUND
                                  Prospectus



                              February 28, 1997



                              B L A N C H A R D




THE BLANCHARD GROUP OF FUNDS
BLANCHARD GROWTH & INCOME FUND

Blanchard Growth & Income Fund (the "Fund") seeks to provide long-term capital appreciation and dividend income. The Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in Growth and Income Portfolio (the "Portfolio"), an open-end management investment company with investment objectives identical to those of the Fund. Investors should carefully consider this investment approach. For additional information regarding this investment structure, see "Unique Characteristics of the Fund and Portfolio Structure", on page 20.

Blanchard Funds (the "Trust"), which currently consists of seven investment portfolios, and Blanchard Precious Metals Fund, Inc., which currently consists of one investment portfolio (each portfolio individually referred to as a "Fund" and collectively as the "Funds") are open-end management investment companies, which offer separate investment alternatives for different investor needs. Virtus Capital Management, Inc. ("VCM") is the Funds' overall investment manager. There is no guarantee that the Fund will achieve their investment objectives.

Please read this Prospectus carefully and retain it for future reference. The Fund's Statement of Additional Information, dated February 28, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, by calling the Fund at 1-800-829-3863.

INVESTMENT IN THE FUND IS SUBJECT TO RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SIGNET BANK OR THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated February 28, 1997


TABLE OF CONTENTS
--------------------------------------------------------------------------------



HIGHLIGHTS                          1     HOW TO INVEST                      11
-------------------------------------     -------------------------------------
 The Fund's Objectives              1     Purchases by Mail                  11
 Fund Management                    1     General Information                12

 How to Invest and Redeem      1      INVESTOR SERVICES                  13
 Investor Services and Privileges   1
 Dividends                          2     -------------------------------------
 Additional Information on                 Automatic Withdrawal Plan         13
  Investment Policies,Techniques and       Retirement Plans                  13
  Risk Factors                      2      Exchange Privileges               13


SUMMARY OF FUND EXPENSES            3     HOW TO REDEEM                      14
-------------------------------------     -------------------------------------
                                           General Information               15

FINANCIAL HIGHLIGHTS                4
-------------------------------------     DISTRIBUTION OF SHARES OF THE FUND 15
                                          -------------------------------------

FUND OBJECTIVE                      5
-------------------------------------     TAX MATTERS                        17
                                          -------------------------------------

INVESTMENT POLICIES            5      PERFORMANCE COMPUTATION
-------------------------------------     INFORMATION                        18
 Investment Approach                5
 Fund Structure                     5     -------------------------------------
 Other Investment Policies          5
 Limiting Investment Risks          8     ADDITIONAL INFORMATION ABOUT THE
 Risk Factors                       8      FUND AND THE PORTFOLIO            19
                                          -------------------------------------

MANAGEMENT OF THE FUND              9
                                           The Fund                     19
-------------------------------------      Investor Meetings and Voting      20
                                           The Portfolio                     20

PORTFOLIO ADVISORY SERVICES        10      Unique Characteristics of the Fund
-------------------------------------       and Portfolio Structure          20
 The Portfolio Adviser             10
                                          OTHER INFORMATION                  21

EFFECTIVE OF BANKING LAWS          10     -------------------------------------
-------------------------------------





HIGHLIGHTS
-------------------------------------------------------------------------------

THE FUND'S OBJECTIVES

The Fund, which is an open-end management investment company, invests in the Portfolio which, in turn, invests in securities in accordance with investment objectives, policies and restrictions identical to those of the Fund. The Portfolio seeks to provide long-term capital appreciation and dividend income. See "Fund Objectives" and "Investment Policies" (page 5).

FUND MANAGEMENT

VCM provides management services necessary for the Fund's operations. As of January 31, 1997, VCM had more than $163.6 million in assets under management. VCM receives monthly compensation from the Fund based on the amount of assets under management. VCM evaluates the performance of the Fund's Portfolio Adviser. The Portfolio Adviser is responsible for the selection of the Portfolio's investments. See "Management of the Fund" (page 9).

The Chase Manhattan Bank, (the "Portfolio Adviser" or "Chase"), a wholly owned subsidiary of The Chase Manhattan Corporation, a bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at 270 Park Avenue, New York, New York 10017. The Portfolio Adviser, including its predecessor organizations, has over 100 years of money management experience. See "Portfolio Advisory Services. The Portfolio Adviser" (page 10).

HOW TO INVEST AND REDEEM

You may purchase shares of the Fund directly from Federated Securities Corp. (the "Distributor") which is the Fund's principal distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor.

The minimum amount required to open an account in the Fund is $3,000 ($2,000 for qualified retirement plans, such as IRAs and Keoghs). The minimum subsequent investment requirement is $200. The Fund has also adopted a Distribution Plan which permits the reimbursement of distribution expenses by the Fund in an amount not to exceed.25% of the average daily net assets of the Fund on an annual basis. See "How to Invest" and "Distribution of Shares of the Fund" (pages 11 and 15).

You may redeem your shares on any business day at the next determined net asset value calculated after Federated Shareholder Services Company (the "Transfer Agent") has received the redemption request in proper form. See "How to Redeem" (page 14).

The Fund reserves the right to cease offering shares to new shareholders if the Portfolio Adviser believes that the Fund's size may hamper its effectiveness in managing the Portfolio. In this event, no new accounts will be accepted until further review. Shareholders who have established accounts prior to the closure date will be allowed to add to their investments.

INVESTOR SERVICES AND PRIVILEGES

The Fund offers certain investor services and privileges that may be suited to your particular investment needs, including free Telephone Exchange Privileges, Investment and Withdrawal Plans and various Retirement Plans. See "Investor Services" (page 13).




DIVIDENDS

The Fund intends to declare dividends, if any, at least semi-annually from net investment income. Dividends, if any, are automatically reinvested in additional Fund shares at net asset value on the payment date and are reflected in the statements we send you, unless you elect to receive them in cash, in which case we will send you a check. See "Tax Matters" (page 17).

ADDITIONAL INFORMATION ON INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS.

The Fund is a non-diversified fund and may be invested in a limited number of issues; thus, there may be greater risk in an investment in the Fund than in a diversified investment company. Moreover, there are potential risks associated with certain of the Fund's investments and additional risk considerations that may be associated with certain techniques and strategies employed by the Fund, including those relating to investments in foreign securities and futures and options transactions.







SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

For a better understanding of the expenses you will incur directly or indirectly when investing in the Fund, a summary for the Fund is set forth below. The summary combines the Fund's operational expenses with the pro rata portion of its Portfolio's operational expenses. See "Management of the Fund." The trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

                      SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of of-
 fering price).....................................................   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percent-
 age of offering price)............................................   None
Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable).............   None
Redemption Fees (as a percentage of amount redeemed, if applica-
 ble)..............................................................   None
Exchange Fee.......................................................   None
                       ANNUAL FUND OPERATING EXPENSES
                   (As a percentage of average net assets)
Management Fee (See "Management of the Fund") (after waiver) (1)...  0.40%
12b-1 Fees (after waiver) (2)......................................  0.00%
Other Expenses (after waiver) (3)..................................  1.35%
  Total Fund Operating Expenses (after waiver) (4).................  1.75%


(1) The management fee has been reduced to reflect the voluntary waiver by the Manager. The Manager can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.10%.

(2) As a result of 12b-1 Fees of 0.25% per annum of the Fund's average daily net assets, a shareholder who has been in the Fund for 14.5 years may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. The 12b-1 fees have been reduced to reflect the voluntary waiver by the Distributor. The Distributor can terminate this voluntary waiver at any time at its sole discretion. Effective November 14, 1996, the maximum 12b-1 fee was reduced from 0.50% to 0.25%.

(3) Other Expenses would have been 1.48% absent the voluntary waiver by the Administrator. The Administrator can terminate this voluntary waiver at any time at its sole discretion.

(4) Total Fund Operating Expenses would have been 3.08% absent the voluntary waivers described above in notes 1, 2 and 3.

  Annual Operating Expenses were 1.90% for the fiscal year ended October 31, 1996. The Annual Operating Expenses in the table above are estimated based on expenses expected to be incurred for the fiscal year ending October 31, 1997.

EXAMPLE                                          1 year 3 years 5 years 10 years
-------                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period.........................................   $18     $55     $95     $206


  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% ANNUAL RETURN SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE RETURNS, AND ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ILLUSTRATION ABOVE.



BLANCHARD GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated December 20, 1996, on the Fund's financial statements for the year then ended October 31, 1996, and on the following table for the year ended October 31, 1996, is included in the Annual Report, which is incorporated by reference. The financial highlights for the year ended October 31, 1995 were audited by other auditors, whose report thereon dated December 22, 1995, expressed an unqualified opinion. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                        YEAR ENDED
                                                       OCTOBER 31,
                                                      ---------------
                                                       1996     1995
----------------------------------------------------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 8.11  $ 7.00
----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------
 Net investment income/(loss)                            0.06   (0.03)
----------------------------------------------------
 Net realized and unrealized gain on investments         1.44    1.15
----------------------------------------------------  -------  ------
Total from investment operations                         1.50    1.12
----------------------------------------------------  -------  ------
LESS DISTRIBUTIONS
----------------------------------------------------
 Distributions in excess of net investment income       --      (0.01)
----------------------------------------------------
 Distributions from net realized gain on investments    (0.16)   --
----------------------------------------------------  -------  ------
Total distributions                                     (0.16)  (0.01)
----------------------------------------------------  -------  ------
NET ASSET VALUE, END OF PERIOD                         $ 9.45  $ 8.11
----------------------------------------------------  -------  ------
TOTAL RETURN (A)                                        18.77%  16.03%
----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------
 Expenses (b)                                            1.90%   3.81%
----------------------------------------------------
 Net investment income (loss)                            0.83%  (0.64%)
----------------------------------------------------
 Expense waiver/reimbursement (c)                        1.71%   0.77%
----------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------
 Net assets, end of period (000 omitted)              $15,549  $6,443
----------------------------------------------------


(a) Based on net asset value.

(b) Reflects the Fund's proportionate share of the respective Portfolio's expenses and the Fund's fee waivers and expense reimbursements by the Funds' Manager, Distributor and Administrator.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 1996, which can be obtained free of charge.







FUND OBJECTIVE
-------------------------------------------------------------------------------

The Blanchard Growth & Income Fund seeks to provide long-term capital appreciation and dividend income. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.

INVESTMENT POLICIES
-------------------------------------------------------------------------------

INVESTMENT APPROACH

The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio. The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. In addition, the Portfolio may invest up to 20% of its total assets in convertible securities.

The Portfolio's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. The advisers believe that the market risk involved in seeking capital appreciation will be moderated to an extent by the anticipated dividend returns on the stocks in which the Portfolio invests.

The Portfolio is classified as a "non-diversified" fund under federal securities law. The Portfolio's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Portfolio were diversified.

The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments as well as investment grade debt securities. To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Fund's investment objective may not be achieved.

FUND STRUCTURE

The Portfolio has an objective identical to that of the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trustees determine that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all of the Fund's investable assets in another pooled investment entity having substantially the same objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets directly.

OTHER INVESTMENT PRACTICES

The Portfolio may also engage in the following investment practices, when consistent with the Portfolio's overall objective and policies. These practices, and certain associated risks, are more fully described in the Statement of Additional Information.

FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in foreign securities, including Depositary Receipts. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's foreign investments may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign companies than U.S. companies, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of foreign companies may be less liquid and more volatile than the securities of comparable U.S. companies. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments could affect the value of the Portfolio's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain countries or issuers and special tax considerations will apply to foreign securities. The risks can increase if the Portfolio invests in securities of issuers in emerging markets.

The Portfolio may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Portfolio treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. The Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).

SUPRANATIONAL AND ECU OBLIGATIONS. The Portfolio may invest in securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank. The Portfolio may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. These securities are typically issued by European governments and supranational organizations.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 20% of its net assets in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock. There are no rating limitations applicable to the convertible securities in which the Portfolio may invest.


MONEY MARKET INSTRUMENTS. The Portfolio may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Portfolio may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Portfolio also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Portfolio may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Portfolio may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. The Portfolio may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Portfolio would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

OTHER INVESTMENT COMPANIES. The Portfolio may invest up to 10% of its total assets in shares of other investment companies, subject to applicable regulatory limitations.

STRIPS. The Portfolio may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. The Portfolio may invest its assets in derivative and related instruments to hedge various market risks or to increase the Portfolio's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Portfolio's obligations. The Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's advisers to forecast these factors correctly. Inaccurate forecasts could expose the Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Portfolio is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in more risk to the Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Portfolio may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the Statement of Additional Information.

PORTFOLIO TURNOVER. The frequency of the Portfolio's portfolio transactions will vary from year to year. The Portfolio's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Portfolio to qualify as a regulated investment company under Federal tax law.

LIMITING INVESTMENT RISKS

Specific investment restrictions help the Portfolio limit investment risks for the Fund's shareholders. These restrictions prohibit the Portfolio from: (a) with respect to 50% of its total assets, holding more than 10% of the voting securities of any issuer; (b) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the Statement of Additional Information. Except for restriction (c) above and investment policies designated as fundamental in the Statement of Additional Information, the investment objective and policies of the Portfolio and the investment policies of the Fund are not fundamental. Shareholder approval is not required to change any non-fundamental investment policy. However, in the event of a change in the Fund's or Portfolio's investment objective or policies, shareholders will be given at least 30 days prior written notice.

RISK FACTORS

The net asset value of the shares of the Fund can be expected to fluctuate based on the value of the securities held by the Portfolio. The Fund does not constitute a balanced or complete investment program. The Fund is subject to the following general risks and considerations associated with equity investing, as well as the risks discussed herein. The possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stcok prices generally increase and periods when stock prices generally decrease.

Because the Portfolio is "non-diversified," the value of the Fund's shares is more susceptible to developments affecting issuers in which the Portfolio invests.

For a discussion of certain other risks associated with the Portfolio's additional investment activities, see "Other Investment Practices" above."



MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

BOARD OF TRUSTEES. The Board of Trustees (the "Board" or the "Trustees") is responsible for managing the business affairs of the Fund and for exercising all of the powers of the Fund except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

MANAGER. VCM is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board members. In addition, VCM selects, monitors and evaluates the Portfolio Adviser. VCM will review the Portfolio Adviser's performance record periodically, and will make changes if necessary, subject to Board member and shareholder approval.

MANAGEMENT FEES. Under the terms of the management contract, VCM receives a monthly fee of .70% of the Fund's average daily net assets and the Portfolio Adviser receives .40% per annum of the Fund's average daily net assets directly from the Portfolio, as described below. The total fee of 1.10% is higher than the fees paid by most investment companies.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

The management contract provides for the voluntary waiver of expenses by VCM from time to time. VCM can terminate this voluntary waiver of expenses at any time with respect to the Fund at its sole discretion. VCM has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

The Portfolio pays for all its expenses including legal and auditing expenses; registration fees; taxes on the sales of portfolio securities; brokerage commissions; Portfolio trustee fees; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio; expenses of preparing and mailing reports to investors and to government agencies and commissions; expenses of meetings of investors and the advisory fees of .40% of the Portfolio's average daily net assets payable to the Portfolio Adviser under the Investment Advisory Agreement. In addition, the Portfolio pays an administrative fee to The Chase Manhattan Bank at an annual rate of .05% of the Portfolio's average daily net assets pursuant to an Administration Agreement wherein Chase provides facilities and personnel necessary to operate the Portfolio.

VCM'S BACKGROUND. Virtus Capital Management, Inc., a Maryland corporation formed in 1995, is a wholly owned subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state, multi-bank holding company which has provided investment management services since 1956. VCM, which is a registered investment adviser, manages, in addition to the Funds, The Virtus Funds, three fixed income common trust funds with $163.6 million in assets. As part of their regular banking operations, Signet Bank may make loans to public companies.



PORTFOLIO ADVISORY SERVICES
-------------------------------------------------------------------------------

THE PORTFOLIO ADVISER

Chase acts as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Portfolio, subject to the oversight of the Board of Trustees. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Portfolio, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Portfolio's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Portfolio on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of the Portfolio's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

PORTFOLIO MANAGER. Dave Klassen, Director of Domestic Equity Portfolio Management at Chase, and Greg Adams, Director of U.S. Equity Research at Chase, have been responsible for the day-to-day management of the Portfolio since March 1995. Mr. Klassen joined Chase in March 1992 and, in addition to managing the Growth and Income Portfolio, is a manager of the Vista Small Cap Equity Fund and the Capital Growth Portfolio. Prior to joining Chase, Mr. Klassen was a Vice President and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. Mr. Adams joined Chase in 1987 and is also a manager of the Vista Balanced Fund and the Vista Large Cap Equity Fund. In addition, Mr. Adams has been responsible for overseeing the proprietary computer model program, which scans over 1600 equity securities in their quest for attractive value, used in the U.S. equity selection process.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

The Portfolio Adviser has received the opinion of its legal counsel that it may provide services described in its Investment Advisory Agreement and Custodian Agreement with the Portfolio, without violating the federal banking law commonly known as the Glass-Steagall Act. Similarly, VCM believes, based on advice of its counsel, that VCM may perform services described in its management contract with the Fund, without violating the Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

Decisions of the U.S. Supreme Court and banking regulators support the position that a bank may act as investment adviser to a registered, open-ended investment company. Based on the advice of its counsel, the Portfolio Adviser and VCM each believe that it may serve as investment adviser to a registered, open-end investment company.



Regarding the performance of custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in custodial activities. Therefore, the Portfolio Adviser believes, based on advice of counsel, that it may serve as Custodian to the Portfolio as an appropriate, incidental national banking function and as a proper adjunct to its serving as Portfolio Adviser to the Portfolio.

Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Portfolio Adviser from continuing to perform investment advisory or custodial services for the Portfolio, and could prevent VCM from continuing to perform management services for the Fund. If that occurred, the Fund's trustees would then consider what action would be in the best interest of the Fund's shareholders.

HOW TO INVEST
-------------------------------------------------------------------------------

You may purchase shares of the Fund from Federated Securities Corp., the Fund's principal Distributor. Federated Securities Corp. is a subsidiary of Federated Investors. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value which is computed once daily as of the close of the options exchanges (normally 4:15 P.M New York time). If your order is received after the above time, your shares will be purchased at the net asset value on the next business day. The Fund's net asset value per share is determined by dividing the value of the Fund's net assets by the total number of its shares outstanding. The Fund determines the net asset value of its shares on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in its securities to affect materially its net asset value per share.

For your initial investment, there is a $3,000 minimum requirement. The minimum initial investment requirement for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum investment requirement for additional investments in the Fund is at least $200 per investment. (The foregoing minimum investment requirements may be modified or waived at any time at our discretion.) We charge no redemption fee when you redeem your shares and there is no fee on reinvestment of any dividends or distributions.

PURCHASES BY MAIL

To purchase shares of the Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund), to the Blanchard Group of Funds, P.O. Box 8612, Boston, Massachusetts 02266-8612, together with a check payable to the Fund in payment for the shares. If you need assistance in completing the application, call 1-800-829-3863

All purchases must be made in U.S. dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks; however, second party checks are acceptable when properly endorsed. We reserve the right to limit the number of checks for one account processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. Payments transmitted by check are accepted subject to collection at full face amount.

Orders by mail are considered received after payment by check is converted into Federal funds. This is generally the next business day after the Transfer Agent receives the check.



PURCHASES BY WIRE. You may also purchase shares by bank wire. For opening new accounts in this manner, please call 1-800-829-3863 (toll free) before wiring your funds, and furnish the following information: the account registration and address, and your taxpayer identification number (for individuals, a Social Security number). When making additional investments by wire to your existing accounts, please provide your account numbers. You must include your name and telephone number, the amount being wired and the name of the wiring bank with both new and existing account purchases.

You should instruct your bank to wire Federal funds: State Street Bank and Trust Company, ABA number 011000028, Account number 0627-975-6, Boston, Massachusetts 02266, indicating your account number and the account registration. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

AUTOMATIC INVESTMENT PLANS. Regular monthly purchases of shares may be made by direct deposit of Social Security and certain other government checks into your account. Fund shares may be purchased at regular intervals selected by you by automatic transferral of funds from a bank checking account that you may designate. All such purchases require a minimum of $100 per transaction. Call 1-800-829-3863 for information and forms required to establish these Plans.

BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your pre-designated bank account for the desired amount. To establish the telephone purchase option on your new account you must complete the section on the application and attach a "voided" check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective ten days after the form is received.

GENERAL INFORMATION

All ordinary income, dividends and capital gain distributions, if any, are automatically reinvested at net asset value in additional Fund shares unless we receive written notice from you, at least 30 days prior to the record date of such distribution, requesting that your dividends and distributions be distributed to you in cash. See "Tax Matters".

We reserve the right to suspend the offering of Fund shares for a period of time. We also reserve the right to reject any purchase order.

No share certificates will be issued for shares unless requested in writing. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. Shares are held in unissued form by the Transfer Agent. Shares for which certificates have been issued cannot be redeemed, unless the certificates are received together with the redemption request in proper form. Share certificates are not issued for fractional shares.




INVESTOR SERVICES
-------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN

If you purchase $10,000 or more of Fund shares, you may establish an Automatic Withdrawal Plan to authorize a specified dollar amount to be paid periodically to a designated payee. Under this Plan, all income dividends and capital gains distributions will be reinvested in shares in your account at the applicable payment dates' closing net asset value.

Your specified withdrawal payments are made monthly or quarterly (on or about the 10th day) in any amount you choose, but not less than $100 per month or $300 quarterly. Please note that any redemptions of your shares, which may result in a gain or loss for tax purposes, may involve the use of principal, and may eventually use up all of the shares in your account. Such payments do not provide a guaranteed annuity and may be terminated for any shareholder if the value of the account drops below $10,000 due to transfer or redemption of shares. In a such a case, the shareholder will be notified that the withdrawal payments will be terminated.

The cost of administering the Automatic Withdrawal Plan for the benefit of shareholders is a Fund expense.

RETIREMENT PLANS

We offer a Prototype Pension and Profit Sharing Plan, including Keogh Plans, IRAs, SEP-IRA Plans, IRA Rollover Accounts and 403(b) Plans. Plan support services are available by calling 1-800-829-3863.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of The Virtus Funds and such exchanges may be made at net asset value without paying a redemption fee or sales charge upon such exchange. Before making an exchange, you should read the Prospectus concerning the participating fund into which your exchange is being made. The other funds currently offered in the Blanchard Group of Funds are Blanchard Capital Growth Fund, Blanchard Global Growth Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Flexible Income Fund, Blanchard Flexible Tax-Free Bond Fund and Blanchard Precious Metals Fund, Inc. For information on The Virtus Funds, please call 1-800-829-3863.

To request an exchange by telephone, simply call 1-800-829-3863, prior to 4:00 P.M. New York time. Exchanges can be made in this manner only after you have completed and sent to the Transfer Agent the telephone exchange authorization form that is included on the New Account Application accompanying this Prospectus and only if your account registration has not changed within the last 30 days.

It is the Fund's policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation statement of the transaction. In order to protect itself and shareholders from liability for unauthorized or fraudulent telephone transactions, the Fund will use reasonable procedures such as recording calls in an attempt to verify the identity of a person making a telephone redemption request. As a result of the Fund's policy, neither the Fund nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Exchanges can only be made between accounts with identical account registration and in states where shares of the other fund are qualified for sale. We do not place any limit on the number of exchanges that may be made. The dollar amount of an exchange must meet the initial investment requirement of the fund into which the exchange is being made. All subsequent exchanges into that fund must be at least $1,000. We may modify or suspend the Exchange Privilege at any time upon 60 days' written notice.

Any exchange of shares is, in effect, a redemption of shares in one Fund and a purchase of the other fund. You should consider the possible tax effects of an exchange. To prevent excessive trading between the Fund to the disadvantage of other shareholders, we reserve the right to modify or terminate this Exchange Privilege with respect to any shareholder.

A completed Purchase Application must be received by the Transfer Agent before the Automatic Withdrawal Plan or Exchange Privilege may be used.
HOW TO REDEEM
-------------------------------------------------------------------------------

You may redeem your shares on any business day at the next determined net asset value calculated after your redemption request has been accepted by the Transfer Agent as described below.

BY TELEPHONE. You may redeem your shares by telephone by calling 1-800-829-3863, prior to 4:00 P.M., Eastern time. All calls will be recorded. Redemption of Fund shares can be made in this manner only after you have executed and filed with the Transfer Agent the telephone redemption authorization form which may be obtained from the Fund or the Transfer Agent. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

You may elect on the telephone redemption authorization form to have a redemption in any amount of $250 or more mailed either to your registered address, to your bank account, or to any other person you may designate. Should you wish to revise these instructions, simply complete and file a new telephone redemption authorization form. There is no charge for this service. As long as the identification procedures described above are followed, neither the Fund nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. See "Investor--Services Exchange Privileges," for additional information with respect to losses resulting from unauthorized telephone transactions.

You may also request, by placing a call to the applicable telephone number set forth above, redemption proceeds to be wired directly to the bank account that you have designated on the authorization form. The minimum amount that may be redeemed in this manner is $1,000. A check for proceeds of less than $1,000 will be mailed to your address of record. The Fund does not impose a charge for this service. However, the proceeds of a wire redemption may be subject to the usual and customary charges imposed by the Transfer Agent for the wiring of funds.



Under extraordinary market conditions, it may be difficult for you to redeem your shares by telephone. Under these circumstances, you should consider redeeming your shares by mail, as described below.

BY MAIL. All other redemption requests should be made in writing to the Blanchard Group of Funds, P.O. Box 8612, Boston, Massachusetts 02266-8612, the Fund's Transfer Agent. Where share certificates have been issued, the certificates must be endorsed and must accompany the redemption request. Signatures on redemption requests for amounts in excess of $25,000 and endorsed share certificates submitted for redemption must be accompanied by signature guarantees from any eligible guarantor institution approved by the Transfer Agent in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by the Transfer Agent pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from the Transfer Agent at (800) 462-9102. Signatures on redemption requests for any amount must be guaranteed (as described above) if the proceeds are not to be paid to the registered owner at the registered address, or the registered address has changed within the previous 60 days. The letter of instruction or a stock assignment must specify the account number and the exact number of shares or dollar amount to be redeemed. It must be signed by all registered shareholders in precisely the same way as originally registered. The letter of instruction must also include any other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, or other organizations.

GENERAL INFORMATION

Your redemption request becomes effective when it is received in proper form by the Transfer Agent prior to 4:00 P.M. Eastern time, or your redemption will occur on the following business day. We will make payment for redeemed shares within seven days after receipt by the Transfer Agent. However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 days or more. We may suspend the right of redemption when the New York Stock Exchange is closed or when trading on the Exchange is restricted, and under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, we reserve the right upon 60 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000, other than as a result of a decline in the net asset value per share. We do not presently contemplate making such involuntary redemptions and will not redeem any shares held in tax-sheltered retirement plans in this category. We also reserve the right upon notice to shareholders to charge a fee for any services provided herein that are currently free of charge.

DISTRIBUTION OF SHARES OF THE FUND
-------------------------------------------------------------------------------

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies.



DISTRIBUTION PLAN. According to the provisions of a distribution plan adopted pursuant to Investment Company Act Rule 12b-1, the distributor may select brokers and dealers to provide distribution and administrative services as to shares of the Fund. The distributor may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisers) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its shares.

Brokers, dealers, and administrators will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Board of Trustees, provided that for any period the total amount of fees representing an expense to the Trust shall not exceed an annual rate of .25 of 1% of the average daily net assets of shares of the Fund held in the accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid by the distributor with respect to shares of the Fund pursuant to the distribution plan will be reimbursed by the Trust from the assets of the shares of the Fund. Effective November 14, 1996, the maximum 12b-1 fee was reduced from 0.50% to 0.25%.

The distributor will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealer. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of the Fund.

ADMINISTRATIVE ARRANGEMENTS. The distributor may pay financial institutions a fee based upon the average net asset value of shares of their customers invested in the Trust for providing administrative services. This fee, if paid, will be reimbursed by VCM and not the Trust.

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate as specified below:

     MAXIMUM              AVERAGE AGGREGATE DAILY NET
 AMINISTRATIVE FEED           ASSETS OF THE TRUST
------------------    -----------------------------------
        .150%              on the first $250 million
        .125%              on the next $250 million
        .100%              on the next $250 million
        .075%         on assets in excess of $750 million




The administrative fee received during any fiscal year for the Fund shall be at least $75,000. Federated Administrative Services may voluntarily waive a portion of its fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Shareholder Services Company, P. O. Box 8600, Boston, Massachusetts, 02266-8600, is the Fund's Transfer Agent and Dividend Disbursing Agent.

TAX MATTERS
-------------------------------------------------------------------------------

The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company that distributes all of its taxable income to its shareholders in accordance with the timing requirements imposed by the Code, which the Fund intends to do, is not subject to Federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions, in turn, will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Because the Fund invests all of its assets in the Portfolio which is classified as a partnership for Federal income tax purposes, the Fund will be deemed to own a proportionate share of the income of the Portfolio in which it invests, for purposes of determining whether it qualifies as a regulated investment company.

The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

Distributions by the Fund of its ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for Federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a given year (essentially, the portion attributable to qualifying dividends received by the underlying Portfolio from domestic corporations during the year) may qualify for the 70% dividends-received deductions for corporate shareholders. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of their holding periods in their shares. Ordinary income and capital gain dividends from the Fund may also be subject to state and local taxes.

Investors should carefully consider the tax implications of purchasing shares just prior to a dividend record date. Investors purchasing shares just prior to an ordinary income or capital gain dividend record date will be taxed on the entire dividend received, even though their cost for shares already reflected the amount of such dividend.

Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Fund shares. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by its shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year, including the allocation to ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gain dividends, will be sent to the Fund's shareholders promptly after the end of each year.

A shareholder will recognize gains or losses upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

Under the back-up withholding rules of the Code, a shareholder may be subject to 31% withholding of Federal income tax on dividends and redemption payments made by the Fund. To avoid this back-up withholding, you must provide the Fund with a correct taxpayer identification number (which for an individual is usually one's Social Security number) or certify that you are a corporation or otherwise exempt from or not subject to back-up withholding.

The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. You should also review the more detailed discussion of Federal income tax considerations in the Statement of Additional Information for the Fund. In addition, you should consult with your own tax advisor as to the tax consequences of investing in the Fund, including the application of state and local taxes to you, which may differ from the Federal income tax consequences described above.
PERFORMANCE COMPUTATION INFORMATION
-------------------------------------------------------------------------------

Advertisements and communications to investors regarding the Fund may cite certain performance, ranking and rating information of the Fund and the Portfolio and may make performance comparisons to other funds or to relevant indices, as described below.

TOTAL RETURN. Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gain distributions, over a stated period of time. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

Average annual return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question.

COMPARATIVE RESULTS. From time to time in advertisements or sales material, the Fund may discuss its performance rating and may be compared to the performance of other mutual funds or mutual fund indexes as published by widely recognized independent mutual fund reporting services such as Lipper Analytical Services, Inc., CDA and Morningstar, Inc. In addition, because the Fund invests 100% of its assets in the portfolio which has identical investment objectives, the Fund may cite the performance and ranking information of its Portfolio (which includes the performance of predecessor mutual funds prior to their conversion to the Portfolio) and may make certain performance, ranking and rating comparisons. The Fund may also discuss the past performance, ranking and rating of the Portfolio Adviser, and compare its performance to various investment indexes. The Fund may use performance information as reported in publications of general interest, national financial and industry publications such as Forbes or Money Magazine and various investment newsletters such as Donoghue's Money Letter. In addition, the Fund may compare its total return, or the total return of indexes of U.S. markets, world markets, individual countries undergoing privatization, or of world indexes of countries undergoing privatization, to that of other mutual funds, individual country indexes, or other recognized indexes.

From time to time, the Fund may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Fund Investors. The Fund may also compare the historical returns on various investments, performance indexes of those investments or economic indicators. In addition, the Fund may reprint articles about the Fund and provide them to prospective shareholders. The Distributor may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Fund may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be presented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparisons may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Fund, and that such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

Performance information will vary from time to time and past results are not necessarily representative of future results. You should remember that the Fund's performance is a function of portfolio management in selecting the type and quality of securities in which the Fund may invest, and is affected by operating, distribution and marketing expenses.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE PORTFOLIO
-------------------------------------------------------------------------------

THE FUND

The Fund is a non-diversified series of Blanchard Funds (the "Trust"), a Massachusetts business trust organized on January 24, 1986 which currently consists of seven series of shares. The other series of the Trust's shares of beneficial interest, which are offered pursuant to separate prospectuses, are Blanchard Capital Growth Fund, Blanchard Global Growth Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Flexible Income Fund and Blanchard Flexible Tax-Free Bond Fund.

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Fund intends, however, to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See "Tax Matters" in the Prospectus and in the Statement of Additional Information.



INVESTOR MEETINGS AND VOTING

Under Massachusetts law, the Trust and its series are generally not required to hold annual or special shareholder meetings. However, special meetings of shareholders may be held for such purposes as electing trustees, changing fundamental policies, approving an investment management/advisory agreement or approving a distribution and marketing plan, if any, and, at the request of the shareholders, to replace Trustees. Shareholders holding 10% or more of the Trust's outstanding shares may call a special meeting of shareholders. Trustees may be removed by the Trustees or by shareholders at a special meeting called for this purpose. Shareholders shall be given access to a list of the names and addresses of all other shareholders, the number of shareholders and the cost of mailing a request to them.

Whenever a vote is requested on matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level.

The Fund's shares represent shares of beneficial interest. Each share has equal rights with respect to voting matters of the Fund. In the event of dissolution or liquidation of the Fund, holders of Fund shares will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the Fund's assets less its liabilities. There are no preemptive or conversion rights applicable to the shares of the Fund. Shares of the Fund, when issued, will be fully paid, non-assessable and transferable. The trustees may create additional series or classes of shares without shareholder approval. Each series of the Trust is responsible only for its own expenses and operating costs and incurs no liability with respect to the expenses and costs of any other series, other than those which affect the series as a group and are allocated among the series based upon their relative average net assets during the year.

THE PORTFOLIO

The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither the Fund nor their shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

UNIQUE CHARACTERISTICS OF THE FUND AND PORTFOLIO STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund invests all of its investable assets in the Portfolio, a separate registered investment company. Therefore, a shareholder's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund, and may bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

State securities regulations generally do not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of the Portfolio absent the adoption of written procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Trustees of the Trust, including a majority of the disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other funds by calling 1-800-829-3863.

OTHER INFORMATION
-------------------------------------------------------------------------------

This Prospectus omits certain information contained in the registration statement of the Fund filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in the registration statement may be obtained without charge from the Fund.

For information about the Trustees and officers of the Fund and the Portfolio see the Statement of Additional Information.

The Code of Ethics of the Portfolio Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Portfolio Adviser is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.





No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

INDEPENDENT AUDITORS. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, has been appointed the independent auditors for the Fund.






The Blanchard Group of Funds are available through Signet Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc. which is compensated for this service.


Investment products are not deposits, obligations of, or guaranteed by Chase, or any other bank. They are not insured by the FDIC. They involve risk, including possible loss of principal invested.


                              B L A N C H A R D



Cusip 093265304
G01386-04(2/97)                                               (2280) I1PC0297





THE BLANCHARD GROUP OF FUNDS
BLANCHARD CAPITAL GROWTH FUND
PROSPECTUS
Blanchard Capital Growth Fund (the `Fund'') seeks long-term capital growth. The Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in Capital Growth Portfolio (the `Portfolio''), an open-end management investment company with an investment objective identical to that of the Fund. Investors should carefully consider this investment approach. For additional information regarding this investment structure, see `Unique Characteristics of the Fund and Portfolio Structure''on page 21.
Blanchard Funds (the `Trust''), which currently consists of seven investment portfolios, and Blanchard Precious Metals Fund, Inc., which currently consists of one investment portfolio (each portfolio individually referred to as a `Fund'' and collectively as the ``Funds'') are open-end management investment companies, which offer separate investment alternatives for different investor needs. Virtus Capital Management, Inc. (`VCM'') is the Funds' overall investment manager. There is no guarantee that the Fund will achieve its investment objective.
Please read this Prospectus carefully and retain it for future reference. The Fund's Statement of Additional Information, dated February 28, 1997, has been filed with the Securities and Exchange Commission (the `SEC'') and is incorporated herein by reference. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, by calling the Fund at 1-800-829-3863.
INVESTMENT IN THE FUND IS SUBJECT TO RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SIGNET BANK OR THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus dated February 28, 1997
TABLE OF CONTENTS

HIGHLIGHTS                                     1


THE FUND'S OBJECTIVE                           1

 Fund Management                               1
 How to Invest and Redeem                      2
 Investor Services and Privileges              2
 Dividends                                     2
 Additional Information on Investment
     Policies, Techniques and Risk Factors     3
SUMMARY OF FUND EXPENSES                       4


FINANCIAL HIGHLIGHTS                           5


FUND OBJECTIVE                                 5


INVESTMENT POLICIES                            5

 Investment Approach                           5
 Fund Structure                                5
 Other Investment Practices                    5
 Limiting Investment Risks                     8
 Risk Factors                                  8
MANAGEMENT OF THE FUND                         9


PORTFOLIO ADVISORY SERVICES                   10

 The Portfolio's Advisers                     10
EFFECT OF BANKING LAWS                        10
HOW TO INVEST                                 11
 Purchases by Mail                            11
 General Information                          12
INVESTOR SERVICES                             12

 Automatic Withdrawal Plan                    12
 Retirement Plans                             13
 Exchange Privileges                          13
HOW TO REDEEM                                 14

 General Information                          15
DISTRIBUTION OF SHARES OF THE FUND            15
TAX MATTERS                                   17


PERFORMANCE COMPUTATION INFORMATION           18


ADDITIONAL INFORMATION ABOUT THE FUND
       AND THE PORTFOLIO                      19

 The Fund                                     19
 Investor Meetings and Voting                 20
 The Portfolio                                20
 Unique Characteristics of the Fund and
       Portfolio Structure                    21
OTHER INFORMATION                             21
HIGHLIGHTS

THE FUND'S OBJECTIVE
The Fund, which is an open-end management investment company, invests in the Portfolio which, in turn, invests in securities in accordance with investment objectives, policies and restrictions identical to those of the Fund. The Portfolio seeks to provide long-term capital growth. See `Fund Objective''and ``Investment Policies'' (page 5).
FUND MANAGEMENT
VCM provides management services necessary for the Fund's operations. As of January 31, 1997, VCM had more than $163.6 million in assets under management. VCM receives monthly compensation from the Fund based on the amount of assets under management. VCM evaluates the performance of the Fund's Portfolio Adviser. The Portfolio Adviser is responsible for the selection of the Portfolio's investments. See `Management of the Fund'' (page 9).
The Chase Manhattan Bank (the `Portfolio Adviser'' or ``Chase''), a wholly owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at 270 Park Avenue, New York, New York 10017. The Portfolio Adviser, including its predecessor organizations, has over 100 years of money management experience. See `Portfolio Advisory Services- The Portfolio Adviser''(page 10).
HOW TO INVEST AND REDEEM
You may purchase shares of the Fund directly from Federated Securities Corp. (the `Distributor'') which is the Fund's principal distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor.
The minimum amount required to open an account in the Fund is $3,000 ($2,000 for qualified retirement plans, such as IRAs and Keoghs). The minimum subsequent investment requirement is $200. The Fund has also adopted a Distribution Plan which permits the reimbursement of distribution expenses by the Fund in an amount not to exceed .50% of the average daily net assets of the Fund on an annual basis. See `How to Invest'' and `Distribution of Shares of the Fund'' (pages 11 and 15).
You may redeem your shares on any business day at the next determined net asset value calculated after Federated Shareholder Services Company (the `Transfer Agent'') has received the redemption request in proper form. See `How to Redeem'' (page 14).
The Fund reserves the right to cease offering shares to new shareholders if the Portfolio Adviser believes that the Fund's size may hamper its effectiveness in managing the Portfolio. In this event, no new accounts will be accepted until further review. Shareholders who have established accounts prior to the closure date will be allowed to add to their investments.


INVESTOR SERVICES AND PRIVILEGES
The Fund offers certain investor services and privileges that may be suited to your particular investment needs, including free Telephone Exchange Privileges, Investment and Withdrawal Plans and various Retirement Plans. See `Investor Services'' (page 12).
DIVIDENDS
The Fund intends to declare dividends, if any, at least annually from net investment income. Dividends, if any, are automatically reinvested in additional Fund shares at net asset value on the payment date and are reflected in the statements we send you, unless you elect to receive them in cash, in which case we will send you a check. See `Tax Matters'' (page
17).
ADDITIONAL INFORMATION ON INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS. The Fund is a non-diversified fund and may be invested in a limited number of issues; thus, there may be greater risk in an investment in the Fund than in a diversified investment company. Moreover, there are potential risks associated with certain of the Fund's investments and additional risk considerations that may be associated with certain techniques and strategies employed by the Fund, including those relating to investments in foreign securities and futures and options transactions.



SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

For a better understanding of the expenses you will incur directly or indirectly when investing in the Fund, a summary for the Fund is set forth below. The summary combines the Fund's operational expenses with the pro rata portion of its Portfolio's operational expenses. See "Management of the Fund." The trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

                       SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offer-
 ing price)..........................................................   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage
 of offering price)..................................................   None
Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)...............   None
Redemption Fees (as a percentage of amount redeemed, if applicable)..   None
Exchange Fees........................................................   None

                  ANNUAL INVESTMENT SHARES OPERATING EXPENSES
                    (As a percentage of average net assets)
Management Fee (See "Management of the Fund") (after waiver) (1).....  0.40%
12b-1 Fees (after waiver) (2)........................................  0.00%
Other Expenses (after expense reimbursements) (3)....................  6.05%
  Total Fund Operating Expenses (after waivers and reimbursements)
(4)..................................................................  6.45%



(1) The management fee has been reduced to reflect the voluntary waiver by the Manager. The Manager can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.10%.
(2) As a result of 12b-1 Fees of 0.50% per annum of the Fund's average daily net assets, a shareholder who has been in the Fund for 14.5 years may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. The 12b-1 fees have been reduced to reflect the voluntary waiver by the Distributor. The Distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.50%.

(3) Other Expenses would have been 13.70% absent the voluntary waiver by the Administrator and reimbursement of other operating expenses by the Manager.

(4) Total Fund Operating Expenses would have been 14.40% absent the voluntary waivers and reimbursements described above in notes 1, 2 and 3.

  Annual Operating Expenses were 6.53% for the fiscal year ended October 31, 1996. The Annual Operating Expenses in the table above are estimated based on expenses expected to be incurred for the fiscal year ending October 31, 1997.


EXAMPLE                                          1 year 3 years 5 years 10 years
-------                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period.........................................   $64    $189    $311     $600



  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% ANNUAL RETURN SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE RETURNS, AND ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ILLUSTRATION ABOVE.



BLANCHARD CAPITAL GROWTH FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated December 20, 1996, on the Fund's financial statements for the year then ended October 31, 1996, and on the following table for the year ended October 31, 1996, is included in the Annual Report, which is incorporated by reference. The financial highlights for the year ended October 31, 1995 were audited by other auditors, whose report thereon dated December 22, 1995, expressed an unqualified opinion. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                    YEAR ENDED
                                                    OCTOBER 31,
                                                  ---------------
                                                   1996     1995
------------------------------------------------  ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 7.66   $ 7.00
------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------
 Net operating loss                                (0.44)   (0.26)
------------------------------------------------
 Net realized and unrealized gain on investments    1.56     0.92
------------------------------------------------  ------   ------
Total from investment operations                    1.12     0.66
------------------------------------------------  ------   ------
NET ASSET VALUE, END OF PERIOD                    $ 8.78   $ 7.66
------------------------------------------------  ------   ------
TOTAL RETURN (A)                                   14.62%    9.43%
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------
 Expenses (b)                                       6.53%    6.19%
------------------------------------------------
 Net operating loss                                (4.93%)  (4.20%)
------------------------------------------------
 Expense waiver/reimbursement (c)                   7.93%    1.97%
------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------
 Net assets, end of period (000 omitted)          $1,706   $1,711
------------------------------------------------


(a) Based on net asset value.

(b) Reflects the Fund's proportionate share of the respective Portfolio's expenses and the Fund's fee waivers and expense reimbursements by the Funds' Manager, Distributor and Administrator.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED OCTOBER 31, 1996, WHICH CAN BE OBTAINED FREE OF CHARGE.


FUND OBJECTIVE

Blanchard Capital Growth Fund seeks long-term capital growth. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.
INVESTMENT POLICIES

INVESTMENT APPROACH
The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio. The Portfolio will invest primarily in a broad portfolio of common stocks. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. The Portfolio will seek to invest in stocks of companies with capitalizations of $750 million to $4.0 billion. Current income, if any, is a consideration incidental to the Portfolio's objective of long-term capital growth. The Portfolio's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change.
The Portfolio is classified as a "non-diversified" fund under federal securities law. The Portfolio's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Portfolio were diversified.
The Portfolio may invest any portion of its assets not invested in common stocks in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments. To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Fund's investment objective may not be achieved.
FUND STRUCTURE
The Portfolio has an objective identical to that of the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trustees determine that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all of the Fund's investable assets in another pooled investment entity having substantially the same objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets directly.
OTHER INVESTMENT PRACTICES
The Portfolio may also engage in the following investment practices, when consistent with the Portfolio's overall objective and policies. These practices, and certain associated risks, are more fully described in the Statement of Additional Information.
FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in foreign securities, including Depositary Receipts. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's foreign investments may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign companies than U.S. companies, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of foreign companies may be less liquid and more volatile than the securities of comparable U.S. companies.
Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments could affect the value of the Portfolio's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain countries or issuers and special tax considerations will apply to foreign securities. The risks can increase if the Portfolio invests in securities of issuers in emerging markets.
The Portfolio may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of
foreign issuers (collectively, "Depositary Receipts").   The Portfolio
treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. The Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).
MONEY MARKET INSTRUMENTS. The Portfolio may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.
REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD COMMITMENTS. The Portfolio may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Portfolio also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Portfolio may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction.
BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Portfolio may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowing under federal securities laws. STAND-BY COMMITMENTS. The Portfolio may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to money market instruments in its portfolio. In these transactions, the Portfolio would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.
CONVERTIBLE SECURITIES. The Portfolio may invest up to 20% of its net assets in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock. There are no rating limitations applicable to the convertible securities in which the Portfolio may invest.
OTHER INVESTMENT COMPANIES. The Portfolio may invest up to 10% of its total assets in shares of other investment companies, subject to applicable regulatory limitations.
STRIPS. The Portfolio may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.
DERIVATIVES AND RELATED INSTRUMENTS. The Portfolio may invest its assets in derivative and related instruments to hedge various market risks or to increase the Portfolio's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Portfolio's obligations. The Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments);
(ii) enter into swaps, futures contracts and options on futures contracts;
(iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.
There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's advisers to forecast these factors correctly. Inaccurate forecasts could expose the Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the Portfolio assets being hedged. The Portfolio is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in more risk to the Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Portfolio may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the Statement of Additional Information.
PORTFOLIO TURNOVER. The frequency of the Portfolio's portfolio transactions will vary from year to year. The Portfolio's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in high transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Portfolio to qualify as a regulated investment company under federal tax law.
LIMITING INVESTMENT RISKS
Specific investment restrictions help the Portfolio limit investment risks for the Fund's shareholders. These restrictions prohibit the Portfolio from: (a) with respect to 50% of its total assets, holding more than 10% of the voting securities of any issuer; (b) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees of the Portfolio); or
(c) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the Statement of Additional Information. Except for restriction (c) above and investment policies designated as fundamental in the Statement of Additional Information, the investment objective and policies of the Portfolio and the investment policies of the Fund are not fundamental. Shareholder approval is not required to change any non-fundamental investment policy. However, in the event of a change in the Fund's or Portfolio's investment objective or policies, shareholders will be given at least 30 days' prior written notice.
RISK FACTORS
The Fund does not constitute a balanced or complete investment program, and the net asset value of the shares of the Fund can be expected to fluctuate based on the value of the securities held by the Portfolio. The Portfolio is subject to the following general risks and considerations associated with equity investing, as well as the risks discussed herein. The possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.
Because the Portfolio is "non-diversified," the value of the Fund's shares is more susceptible to developments affecting issuers in which the Portfolio invests.
For a discussion of certain other risks associated with the Portfolio's additional investment activities, see "Other Investment Practices" above. MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Board of Trustees (the `Board'' or the ``Trustees'') is responsible for managing the business affairs of the Fund and for exercising all of the powers of the Fund except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.
MANAGER. VCM is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board members. In addition, VCM selects, monitors and evaluates the Portfolio Adviser. VCM will review the Portfolio Adviser's performance record periodically, and will make changes if necessary, subject to Board member and shareholder approval.
MANAGEMENT FEES. Under the terms of the management contract, VCM receives a monthly fee of .70% of the Fund's average daily net assets and the Portfolio Adviser receives .40% per annum of the Fund's average daily net assets directly from the Portfolio, as described below. The total fee of 1.10% is higher than the fees paid by most investment companies.
The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.
The management contract provides for the voluntary waiver of expenses by VCM from time to time. VCM can terminate this voluntary waiver of expenses at any time with respect to the Fund at its sole discretion. VCM has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.
The Portfolio pays for all its expenses including legal and auditing expenses; registration fees; taxes on the sales of portfolio securities; brokerage commissions; Portfolio trustee fees; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio; expenses of preparing and mailing reports to investors and to government agencies and commissions; expenses of meetings of investors and the advisory fees of .40% of the Portfolio's average daily net assets payable to the Portfolio Adviser under the Investment Advisory Agreement. In addition, the Portfolio pays an administrative fee to The Chase Manhattan Bank at an annual rate of .05% of the Portfolio's average daily net assets pursuant to an Administration Agreement wherein Chase provides facilities and personnel necessary to operate the Portfolio.
VCM'S BACKGROUND. Virtus Capital Management, Inc., a Maryland corporation formed in 1995, is a wholly owned subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state, multi-bank holding company which has provided investment management services since 1956. VCM, which is a registered investment adviser, manages, in addition to the Funds, The Virtus Funds, three fixed income common trust funds with $163.6 million in assets. As part of their regular banking operations, Signet Bank may make loans to public companies.
PORTFOLIO ADVISORY SERVICES

THE PORTFOLIO'S ADVISERS
Chase acts as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Portfolio, subject to the oversight of the Board of Trustees. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Portfolio, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Portfolio's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.
Chase Asset Management, Inc. (`CAM''), a registered investment adviser, is the sub-investment adviser to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Portfolio on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of the Portfolio's average daily net assets. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.
PORTFOLIO MANAGER. Dave Klassen, Director of Domestic Equity Management at Chase, and Tony Gleason, Vice President of Chase, have been responsible for the day-to-day management of the Portfolio since September, 1995. Mr. Klassen joined Chase in March 1992 and, in addition to managing the Capital Growth Portfolio, is a manager of the Vista Small Cap Equity Fund and the Growth and Income Portfolio. Prior to joining Chase, Mr. Klassen was a Vice-President and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. Mr. Gleason is also responsible for managing the Vista Equity Income Fund. Mr. Gleason joined Chase in 1995 with 10 years of investment experience. Prior to joining Chase, Mr. Gleason spent nine years as a Vice President and Portfolio Manager with Prudential Equity Management. In addition, the portfolio managers utilize a computer model program, which scans over 1600 equity securities in their quest for attractive value, used in the U.S. equity selection process.
EFFECT OF BANKING LAWS

The Portfolio Adviser has received the opinion of its legal counsel that it may provide services described in its Investment Advisory Agreement and Custodian Agreement with the Portfolio, without violating the federal banking law commonly known as the Glass-Steagall Act. Similarly, VCM believes, based on advice of its counsel, that VCM may perform services described in its management contract with the Fund, without violating the Act. The Act generally bars banks from publicly underwriting or distributing certain securities.
Decisions of the U.S. Supreme Court and banking regulators support the position that a bank may act as investment adviser to a registered, open-ended investment company. Based on the advice of its counsel, the Portfolio Adviser and VCM each believe that it may serve as investment adviser to a registered, open-end investment company.
Regarding the performance of custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in custodial activities. Therefore, the Portfolio Adviser believes, based on advice of counsel, that it may serve as Custodian to the Portfolio as an appropriate, incidental national banking function and as a proper adjunct to its serving as Portfolio Adviser to the Portfolio.
Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Portfolio Adviser from continuing to perform investment advisory or custodial services for the Portfolio, and could prevent VCM from continuing to perform management services for the Fund. If that occurred, the Fund's trustees would then consider what action would be in the best interest of the Fund's shareholders.
HOW TO INVEST

You may purchase shares of the Fund from Federated Securities Corp., the Fund's principal Distributor. Federated Securities Corp. is a subsidiary of Federated Investors. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value which is computed once daily as of the close of the options exchanges (normally 4:15 P.M. New York time). If your order is received after the above time, your shares will be purchased at the net asset value on the next business day. The Fund's net asset value per share is determined by dividing the value of the Fund's net assets by the total number of its shares outstanding. The Fund determines the net asset value of its shares on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in its securities to affect materially its net asset value per share.
For your initial investment, there is a $3,000 minimum requirement. The minimum initial investment requirement for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum investment requirement for additional investments in the Fund is at least $200 per investment. (The foregoing minimum investment requirements may be modified or waived at any time at our discretion.) We charge no redemption fee when you redeem your shares and there is no fee on reinvestment of any dividends or distributions. PURCHASES BY MAIL
To purchase shares of the Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund), to the Blanchard Group of Funds, P.O. Box 8612, Boston, Massachusetts 02266-8612, together with a check payable to the Fund in payment for the shares. If you need assistance in completing the application, call 1-800-829-3863.
All purchases must be made in U.S. dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks; however, second party checks are acceptable when properly endorsed. We reserve the right to limit the number of checks for one account processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. Payments transmitted by check are accepted subject to collection at full face amount.
Orders by mail are considered received after payment by check is converted into Federal funds. This is generally the next business day after the Transfer Agent receives the check.
PURCHASES BY WIRE. You may also purchase shares by bank wire. For opening new accounts in this manner, please call 1-800-829-3863 (toll free) before wiring your funds, and furnish the following information: the account registration and address, and your taxpayer identification number (for individuals, a Social Security number). When making additional investments by wire to your existing accounts, please provide your account numbers. You must include your name and telephone number, the amount being wired and the name of the wiring bank with both new and existing account purchases.
You should instruct your bank to wire Federal funds: State Street Bank and Trust Company, ABA number 011000028, Account number 0627-975-6, Boston, Massachusetts 02266, indicating your account number and the account registration. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.
AUTOMATIC INVESTMENT PLANS. Regular monthly purchases of shares may be made by direct deposit of Social Security and certain other government checks into your account. Fund shares may be purchased at regular intervals selected by you by automatic transferral of funds from a bank checking account that you may designate. All such purchases require a minimum of $100 per transaction. Call 1-800-829-3863 for information and forms required to establish these Plans.
BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your pre-designated bank account for the desired amount. To establish the telephone purchase option on your new account you must complete the section on the application and attach a `voided'' check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective ten days after the form is received.
GENERAL INFORMATION
All ordinary income, dividends and capital gain distributions, if any, are automatically reinvested at net asset value in additional Fund shares unless we receive written notice from you, at least 30 days prior to the record date of such distribution, requesting that your dividends and distributions be distributed to you in cash. See `Tax Matters''.
We reserve the right to suspend the offering of Fund shares for a period of time. We also reserve the right to reject any purchase order.
No share certificates will be issued for shares unless requested in writing. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. Shares are held in unissued form by the Transfer Agent. Shares for which certificates have been issued cannot be redeemed, unless the certificates are received together with the redemption request in proper form. Share certificates are not issued for fractional shares.
INVESTOR SERVICES

AUTOMATIC WITHDRAWAL PLAN
If you purchase $10,000 or more of Fund shares, you may establish an Automatic Withdrawal Plan to authorize a specified dollar amount to be paid periodically to a designated payee. Under this Plan, all income dividends and capital gains distributions will be reinvested in shares in your account at the applicable payment dates' closing net asset value.
Your specified withdrawal payments are made monthly or quarterly (on or about the 10th day) in any amount you choose, but not less than $100 per month or $300 quarterly. Please note that any redemptions of your shares, which may result in a gain or loss for tax purposes, may involve the use of principal, and may eventually use up all of the shares in your account. Such payments do not provide a guaranteed annuity and may be terminated for any shareholder if the value of the account drops below $10,000 due to transfer or redemption of shares. In a such a case, the shareholder will be notified that the withdrawal payments will be terminated.
The cost of administering the Automatic Withdrawal Plan for the benefit of shareholders is a Fund expense.
RETIREMENT PLANS
We offer a Prototype Pension and Profit Sharing Plan, including Keogh Plans, IRAs, SEP-IRA Plans, IRA Rollover Accounts and 403(b) Plans. Plan support services are available by calling 1-800-829-3863.
EXCHANGE PRIVILEGES
You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of The Virtus Funds and such exchanges may be made at net asset value without paying a redemption fee or sales charge upon such exchange. Before making an exchange, you should read the Prospectus concerning the participating fund into which your exchange is being made. The other funds currently offered in the Blanchard Group of Funds are Blanchard Growth & Income Fund, Blanchard Global Growth Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Flexible Income Fund, Blanchard Flexible Tax-Free Bond Fund and Blanchard Precious Metals Fund, Inc. For information on The Virtus Funds, please call 1-800-829-3863.
To request an exchange by telephone, simply call 1-800-829-3863, prior to 4:00 P.M. New York time. Exchanges can be made in this manner only after you have completed and sent to the Transfer Agent the telephone exchange authorization form that is included on the New Account Application accompanying this Prospectus and only if your account registration has not changed within the last 30 days.
It is the Fund's policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation statement of the transaction. In order to protect itself and shareholders from liability for unauthorized or fraudulent telephone transactions, the Fund will use reasonable procedures such as recording calls in an attempt to verify the identity of a person making a telephone redemption request. As a result of the Fund's policy, neither the Fund nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.
Exchanges can only be made between accounts with identical account registration and in states where shares of the other fund are qualified for sale. We do not place any limit on the number of exchanges that may be made. The dollar amount of an exchange must meet the initial investment requirement of the fund into which the exchange is being made. All subsequent exchanges into that fund must be at least $1,000. We may modify or suspend the Exchange Privilege at any time upon 60 days' written notice. Any exchange of shares is, in effect, a redemption of shares in one Fund and a purchase of the other fund. You should consider the possible tax effects of an exchange. To prevent excessive trading between the Fund to the disadvantage of other shareholders, we reserve the right to modify or terminate this Exchange Privilege with respect to any shareholder.
A completed Purchase Application must be received by the Transfer Agent before the Automatic Withdrawal Plan or Exchange Privilege may be used.
HOW TO REDEEM

You may redeem your shares on any business day at the next determined net asset value calculated after your redemption request has been accepted by the Transfer Agent as described below.
BY TELEPHONE. You may redeem your shares by telephone by calling 1-800-829-3863, prior to 4:00 P.M., Eastern time. All calls will be recorded. Redemption of Fund shares can be made in this manner only after you have executed and filed with the Transfer Agent the telephone redemption authorization form which may be obtained from the Fund or the Transfer Agent. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.
You may elect on the telephone redemption authorization form to have a redemption in any amount of $250 or more mailed either to your registered address, to your bank account, or to any other person you may designate. Should you wish to revise these instructions, simply complete and file a new telephone redemption authorization form. There is no charge for this service. As long as the identification procedures described above are followed, neither the Fund nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. See `Investor Services - Exchange Privileges,''for additional information with respect to losses resulting from unauthorized telephone transactions.
You may also request, by placing a call to the applicable telephone number set forth above, redemption proceeds to be wired directly to the bank account that you have designated on the authorization form. The minimum amount that may be redeemed in this manner is $1,000. A check for proceeds of less than $1,000 will be mailed to your address of record. The Fund does not impose a charge for this service. However, the proceeds of a wire redemption may be subject to the usual and customary charges imposed by the Transfer Agent for the wiring of funds.
Under extraordinary market conditions, it may be difficult for you to redeem your shares by telephone. Under these circumstances, you should consider redeeming your shares by mail, as described below.
BY MAIL. All other redemption requests should be made in writing to the Blanchard Group of Funds, P.O. Box 8612, Boston, Massachusetts 02266-8612. Where share certificates have been issued, the certificates must be endorsed and must accompany the redemption request. Signatures on redemption requests for amounts in excess of $25,000 and endorsed share certificates submitted for redemption must be accompanied by signature guarantees from any eligible guarantor institution approved by the Transfer Agent in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (`Signature Guarantee Guidelines''). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (`STAMP'') in order to be approved by the Transfer Agent pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from the Transfer Agent at (800) 462-9102. Signatures on redemption requests for any amount must be guaranteed (as described above) if the proceeds are not to be paid to the registered owner at the registered address, or the registered address has changed within the previous 60 days. The letter of instruction or a stock assignment must specify the account number and the exact number of shares or dollar amount to be redeemed. It must be signed by all registered shareholders in precisely the same way as originally registered. The letter of instruction must also include any other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, or other organizations.
GENERAL INFORMATION
Your redemption request becomes effective when it is received in proper form by the Transfer Agent prior to 4:00 P.M. Eastern time, or your redemption will occur on the following business day. We will make payment for redeemed shares within seven days after receipt by the Transfer Agent. However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 days or more. We may suspend the right of redemption when the New York Stock Exchange is closed or when trading on the Exchange is restricted, and under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, we reserve the right upon 60 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000, other than as a result of a decline in the net asset value per share. We do not presently contemplate making such involuntary redemptions and will not redeem any shares held in tax-sheltered retirement plans in this category. We also reserve the right upon notice to shareholders to charge a fee for any services provided herein that are currently free of charge.
DISTRIBUTION OF SHARES OF THE FUND

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. DISTRIBUTION PLAN. According to the provisions of a distribution plan adopted pursuant to Investment Company Act Rule 12b-1, the distributor may select brokers and dealers to provide distribution and administrative services as to shares of the Fund. The distributor may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisers) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its shares.
Brokers, dealers, and administrators will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Board of Trustees, provided that for any period the total amount of fees representing an expense to the Trust shall not exceed an annual rate of .50% of the average daily net assets of shares of the Fund held in the accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid by the distributor with respect to shares of the Fund pursuant to the distribution plan will be reimbursed by the Trust from the assets of the shares of the Fund.
The distributor will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealer. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of the Fund.
ADMINISTRATIVE ARRANGEMENTS. The distributor may pay financial institutions a fee based upon the average net asset value of shares of their customers invested in the Trust for providing administrative services. This fee, if paid, will be reimbursed by VCM and not the Trust.
ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate as specified below:
               MAXIMUM             AVERAGE AGGREGATE DAILY NET
            ADMINISTRATIVE FEE     ASSETS OF THE TRUST
               .150%               on the first $250 million
               .125%               on the next $250 million
               .100%               on the next $250 million
               .075%               on assets in excess of $750 million
The administrative fee received during any fiscal year for the Fund shall be at least $75,000. Federated Administrative Services may voluntarily waive a portion of its fee.
TRANSFER AGENT. Federated Shareholder Services Company, P. O. Box 8600, Boston, Massachusetts, 02266-8600, is the Fund's Transfer Agent and Dividend Disbursing Agent.
TAX MATTERS

The Fund intends to qualify each year and elect to be treated as a separate `regulated investment company'' under Subchapter M of the Internal Revenue Code of 1986, as amended (the `Code''). A regulated investment company that distributes all of its taxable income to its shareholders in accordance with the timing requirements imposed by the Code, which the Fund intends to do, is not subject to Federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions, in turn, will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Because the Fund invests all of its assets in the Portfolio which is classified as a partnership for Federal income tax purposes, the Fund will be deemed to own a proportionate share of the income of the Portfolio in which it invests, for purposes of determining whether it qualifies as a regulated investment company.
The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.
Distributions by the Fund of its ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for Federal income tax purposes. A portion of the ordinary income dividends paid by the Fund with respect to a given year (essentially, the portion attributable to qualifying dividends received by the underlying Portfolio from domestic corporations during the year) may qualify for the 70% dividends-received deductions for corporate shareholders. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of their holding periods in their shares. Ordinary income and capital gain dividends from the Fund may also be subject to state and local taxes.
Investors should carefully consider the tax implications of purchasing shares just prior to a dividend record date. Investors purchasing shares just prior to an ordinary income or capital gain dividend record date will be taxed on the entire dividend received, even though their cost for shares already reflected the amount of such dividend.
Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Fund shares. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by its shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year, including the allocation to ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gain dividends, will be sent to the Fund's shareholders promptly after the end of each year.
A shareholder will recognize gains or losses upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.
Under the back-up withholding rules of the Code, a shareholder may be subject to 31% withholding of Federal income tax on dividends and redemption payments made by the Fund. To avoid this back-up withholding, you must provide the Fund with a correct taxpayer identification number (which for an individual is usually one's Social Security number) or certify that you are a corporation or otherwise exempt from or not subject to back-up withholding.
The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. You should also review the more detailed discussion of Federal income tax considerations in the Statement of Additional Information for the Fund. In addition, you should consult with your own tax advisor as to the tax consequences of investing in the Fund, including the application of state and local taxes to you, which may differ from the Federal income tax consequences described above.
PERFORMANCE COMPUTATION INFORMATION

Advertisements and communications to investors regarding the Fund may cite certain performance, ranking and rating information of the Fund and the Portfolio and may make performance comparisons to other funds or to relevant indices, as described below.
TOTAL RETURN. Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gain distributions, over a stated period of time. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.
Average annual return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question.
COMPARATIVE RESULTS. From time to time in advertisements or sales material, the Fund may discuss its performance rating and may be compared to the performance of other mutual funds or mutual fund indexes as published by widely recognized independent mutual fund reporting services such as Lipper Analytical Services, Inc., CDA and Morningstar, Inc. In addition, because the Fund invests 100% of its assets in the portfolio which has identical investment objectives, the Fund may cite the performance and ranking information of its Portfolio (which includes the performance of predecessor mutual funds prior to their conversion to the Portfolio) and may make certain performance, ranking and rating comparisons. The Fund may also discuss the past performance, ranking and rating of the Portfolio Adviser, and compare its performance to various investment indexes. The Fund may use performance information as reported in publications of general interest, national financial and industry publications such as Forbes or Money Magazine and various investment newsletters such as Donoghue's Money Letter. In addition, the Fund may compare its total return, or the total return of indexes of U.S. markets, world markets, individual countries undergoing privatization, or of world indexes of countries undergoing privatization, to that of other mutual funds, individual country indexes, or other recognized indexes.
From time to time, the Fund may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Fund Investors. The Fund may also compare the historical returns on various investments, performance indexes of those investments or economic indicators. In addition, the Fund may reprint articles about the Fund and provide them to prospective shareholders. The Distributor may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Fund may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be presented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparisons may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Fund, and that such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.
Performance information will vary from time to time and past results are not necessarily representative of future results. You should remember that the Fund's performance is a function of portfolio management in selecting the type and quality of securities in which the Fund may invest, and is affected by operating, distribution and marketing expenses.
ADDITIONAL INFORMATION ABOUT THE FUND AND THE PORTFOLIO

THE FUND
The Fund is a non-diversified series of Blanchard Funds (the `Trust''), a Massachusetts business trust organized on January 24, 1986 which currently consists of seven series of shares. The other series of the Trust's shares of beneficial interest, which are offered pursuant to separate prospectuses, are Blanchard Growth & Income Fund, Blanchard Global Growth Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Flexible Income Fund and Blanchard Flexible Tax-Free Bond Fund.
The Fund is classified as a `non-diversified'' investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Fund intends, however, to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See `Tax Matters'' in the Prospectus and in the Statement of Additional Information.
INVESTOR MEETINGS AND VOTING
Under Massachusetts law, the Trust and its series are generally not required to hold annual or special shareholder meetings. However, special meetings of shareholders may be held for such purposes as electing trustees, changing fundamental policies, approving an investment management/advisory agreement or approving a distribution and marketing plan, if any, and, at the request of the shareholders, to replace trustees. Shareholders holding 10% or more of the Trust's outstanding shares may call a special meeting of shareholders. Trustees may be removed by the Trustees or by shareholders at a special meeting called for this purpose. Shareholders shall be given access to a list of the names and addresses of all other shareholders, the number of shareholders and the cost of mailing a request to them.
Whenever a vote is requested on matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level.
The Fund's shares represent shares of beneficial interest. Each share has equal rights with respect to voting matters of the Fund. In the event of dissolution or liquidation of the Fund, holders of Fund shares will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the Fund's assets less its liabilities. There are no preemptive or conversion rights applicable to the shares of the Fund. Shares of the Fund, when issued, will be fully paid, non-assessable and transferable. The trustees may create additional series or classes of shares without shareholder approval. Each series of the Trust is responsible only for its own expenses and operating costs and incurs no liability with respect to the expenses and costs of any other series, other than those which affect the series as a group and are allocated among the series based upon their relative average net assets during the year.
THE PORTFOLIO
The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the trustees believe that neither the Fund nor their shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. UNIQUE CHARACTERISTICS OF THE FUND AND PORTFOLIO STRUCTURE
Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund invests all of its investable assets in the Portfolio, a separate registered investment company. Therefore, a shareholder's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund and may bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.
Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.
State securities regulations generally do not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of the Portfolio absent the adoption of written procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Trustees of the Trust, including a majority of the disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.
Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other funds by calling 1-800-829-3863.
OTHER INFORMATION

This Prospectus omits certain information contained in the registration statement of the Fund filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in the registration statement may be obtained without charge from the Fund.
For information about the Trustees and officers of the Fund and the Portfolio see the Statement of Additional Information.
The Code of Ethics of the Portfolio Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Portfolio Adviser is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.
INDEPENDENT AUDITORS. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, PA 15222-5401, has been appointed the independent auditors for the Fund.



                    STATEMENT OF ADDITIONAL INFORMATION
                      BLANCHARD GROWTH & INCOME FUND
                         FEDERATED INVESTORS TOWER
                        PITTSBURGH, PA  15222-3779

This Statement is not a prospectus but should be read in conjunction with the current prospectus dated February 28, 1997 (the `Prospectus''), pursuant to which the Blanchard Growth & Income Fund (the `FUND'') is offered. Please retain this document for future reference.
To obtain a copy of the Prospectus or a paper copy of this Statement of Additional Information, if you have received your Statement of Additional Information electronically, please call the FUND at 1-800-829-3863.
TABLE OF CONTENTS                                         Page
General Information and History                              1
Investment Objectives, Policies and Restrictions             1
Portfolio Transactions                                      11
Computation of Net Asset Value                              12
Performance Information                                     13
Additional Purchase and Redemption Information              14
Tax Matters                                                 14
The Management of the FUND                                  18
Management Services                                         25
Administrative Services                                     25
Distribution Plan                                           26
Description of the FUND                                     26
Shareholder Reports                                         27
Appendix A                                                  28
Appendix B                                                  30
Manager
Virtus Capital Management, Inc.
Portfolio Adviser
The Chase Manhattan Bank
Distributor
Federated Securities Corp.
Transfer Agent
Federated Shareholder Services Company
Independent Auditors
Deloitte & Touche LLP
                                                  Dated:  February 28, 1997
FEDERATED SECURITIES CORP.
                      GENERAL INFORMATION AND HISTORY
     As described in the Blanchard Growth & Income Fund's (the `FUND'') Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name `Blanchard Strategic Growth Fund''(the ``Trust''). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990.
     Effective March 31, 1996, the merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation was consummated and Chemical Banking Corporation thereupon changed its name to The Chase Manhattan Corporation. The Chase Manhattan Corporation is now the parent of The Chase Manhattan Bank, the adviser to the Growth & Income Portfolio (the `Portfolio'').
             INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
     The FUND seeks its investment objectives by investing 100% of its net assets in the Growth & Income Portfolio (the `Portfolio''). The Portfolio has investment objectives identical to the FUND and invests in accordance with investment policies and restrictions identical to those of the FUND.
     The investment objectives of the FUND and the Portfolio may not be changed except by a majority vote of shareholders.
     The investment policies of the FUND and the Portfolio, as described below, are not fundamental and may be changed without shareholder approval.
                            INVESTMENT POLICIES
     The Prospectus sets forth the investment objective and various investment policies of the Portfolio. This Statement of Additional Information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. (`Moody's''), Standard & Poor's Ratings Group (`Standard & Poor's'') and Fitch Investors Service, Inc. (``Fitch''), see Appendix B.
     U.S. GOVERNMENT SECURITIES - U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following:
(a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.
     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, the Portfolio investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.
     BANK OBLIGATIONS - Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.
     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.
     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.
     DEPOSITARY RECEIPTS - The Portfolio will limit its investment in Depository Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.
     ECU OBLIGATIONS - The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.
     SUPRANATIONAL OBLIGATIONS - Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.
     CORPORATE REORGANIZATIONS - In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Portfolio and increase its brokerage and other transaction expenses.
     WARRANTS AND RIGHTS - Warrants basically are options to purchase equity securities at a specified price for a specific period of time.
Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
     COMMERCIAL PAPER - Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     REPURCHASE AGREEMENTS - The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolio's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.
     FORWARD COMMITMENTS - In order to invest the Portfolio's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments securities will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.
     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.
     To the extent the Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.
     REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest.
Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities.
     STRIPPED OBLIGATIONS - The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Portfolio has no present intention of investing more than 5% of its net assets in STRIPS.
     ILLIQUID SECURITIES - For purposes of its limitation on investments in illiquid securities, the Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.
     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.
     STAND-BY COMMITMENTS - In a put transaction, the Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.
     SECURITIES LOANS - To the extent specified in the prospectus, the Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.
    ADDITIONAL POLICIES REGARDING DERIVATIVES AND RELATED TRANSACTIONS INTRODUCTION
     As explained more fully below, the Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a `derivative'' instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.
     Like other investment tools or techniques, the impact of using derivatives strategies or related instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Portfolio.
     The Portfolio may invest its assets in derivative and related instruments subject only to the Portfolio's investment objective and policies and the requirement that the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Portfolio.
     The value of some derivative or related instruments in which the Portfolio may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Portfolio -- the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss. The Portfolio might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.
     Set forth below is an explanation of the various derivatives strategies and related instruments the Portfolio may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Portfolio's current prospectuses as well as provide useful information to prospective investors.
RISK FACTORS
     As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments:
     o There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of `cross-hedges'' between currencies.
     o The advisers may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy.
     o Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.
     o Strategies not involving hedging may increase the risk to the Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Portfolio than hedging strategies using the same instruments.
     o There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position.
     o Activities of large traders in the futures and securities markets involving arbitrage, `program trading,'' and other investment strategies may cause price distortions in these markets.
     o In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Portfolio may experience a loss.
     o In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.
SPECIFIC USES AND STRATEGIES
     Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Portfolio.
     OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. The Portfolio may PURCHASE, SELL or EXERCISE call and put options on:
     o    securities;
     o    securities indexes; and
     o    debt instruments.
     Although in most cases these options will be exchange-traded, the Portfolio may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.
     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a related option. The Portfolio will not write uncovered options.
     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Portfolio writing a covered call (i.e., where the underlying securities are held by the Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.
     If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase or sell:
     o    interest-rate futures contracts;
     o    futures contracts on specified instruments or indices; and
     o    options on these futures contracts (`futures options'').
     The futures contracts and futures options may be based on various instruments or indices in which the Portfolio may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).
     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Portfolio may sell a futures contract -- or buy a futures option -- to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Portfolio intends to acquire an instrument or enter into a position. For example, the Portfolio may purchase a futures contract -- or buy a futures option -- to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.
     When writing or purchasing options, the Portfolio may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Portfolio may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.
     Investments in futures contracts and options thereon involve risks related to those associated with options transactions discussed above. The Portfolio will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.
     FORWARD CONTRACTS. The Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.
     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Portfolio `locks in'' the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as `cross-hedges.''
     The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investments or anticipated investments in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
     The Portfolio may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.
     INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.
     The Portfolio will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Portfolio's risk of loss consists of the net amount of interest or currency payments that the Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.
     The Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.
     The Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Portfolio. In addition, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.
     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.
     The Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.
     STRUCTURED PRODUCTS. The Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (`structured products'') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.
     The Portfolio may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument.
Because certain structured products of the type in which the Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Portfolio's fundamental investment limitation related to borrowing and leverage.
     Certain issuers of structured products may be deemed to be, "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions and there currently is no action trading market for structured products. As a result, certain structured products in which the Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.
     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.
Additional Restrictions on the Use of Futures and Option Contracts
     The Portfolio is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.
     When the Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.
     The Portfolio's ability to engage in the transactions described herein may be limited by the current federal income tax requirement that the Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.
                          INVESTMENT RESTRICTIONS
     The Portfolio has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding total beneficial interests of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding total beneficial interests of a Portfolio.
The Portfolio may not:
          (1) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments;
          (2) make loans, except that the Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;
          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;
          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;
          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;
          (6) issue any senior security (as defined in the 1940 Act), except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or
          (7) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.
          For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an `industry.'' Supranational organizations are collectively considered to be members of a single `industry'' for purposes of restriction (3) above.
          In addition, the Portfolio is subject to the following non-fundamental restrictions which may be changed without shareholder approval:
          (1) The Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.
          (2) The Portfolio may not make short sales of securities, other than short sales `against the box,'' or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.
          (3) The Portfolio may not purchase or sell interests in oil, gas or mineral leases.
          (4) The Portfolio may not invest more than 15% of its net assets in illiquid securities.
          (5) The Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (iii) with respect to the Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.
          (6) The Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.
     It is the Portfolio's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Portfolio has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.
     For purposes of the Portfolio's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.
     In order to permit the sale of its beneficial interests in certain states, the Portfolio may make commitments more restrictive than the investment policies and limitations described above and in the prospectus. Should the Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its beneficial interests in the state involved. In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, the Portfolio will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, (ii) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Trust or Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
     If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Portfolio will not be considered a violation. If the value of the Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.
                          PORTFOLIO TRANSACTIONS
     Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Portfolio Adviser and who is appointed and supervised by senior officers of the Portfolio Adviser. Changes in the Portfolio's investments are reviewed by the Board of Trustees. The Portfolio's portfolio manager may serve other clients of the Portfolio Adviser in a similar capacity.
     The frequency of the Portfolio's portfolio transactions, the portfolio turnover rate, will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Portfolio Adviser will weigh the added costs of short-term investment against anticipated gains.
     The Portfolio Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, high portfolio turnover may result in high transaction costs to the Portfolio. For the fiscal years ended October 31, 1996 and 1995, the portfolio turnover rate for the Portfolio was 62% and 71%, respectively.
     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Portfolio Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Portfolio and other clients of the Portfolio Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Portfolio Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Portfolio Adviser on the tender of the Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the Portfolio Adviser. At present, no other recapture arrangements are in effect.
     Under Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Adviser may cause the Portfolio to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Portfolio Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Portfolio Adviser's overall responsibilities to the Portfolio or to its clients. Not all of such services are useful or of value in advising the Portfolio.
     The term `brokerage and research services'' includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
     Although commissions paid on every transaction will, in the judgment of the Portfolio Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Portfolio Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
     Broker-dealers may be willing to furnish statistical, research and other factual information or services (`Research'') to the Portfolio Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Portfolio Adviser.
     The Portfolio Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Portfolio Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Portfolio Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.
     The management fees that the Funds pay to the Portfolio Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Portfolio Adviser in serving the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Portfolio Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Portfolio Adviser, the Portfolio Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.
     In certain instances, there may be securities that are suitable for the Portfolio as well as one or more of the Portfolio Adviser's other clients. Investment decisions for the Portfolio and for the Portfolio Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Portfolio or the Portfolio Adviser's other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will generally produce better executions for the Portfolio.
                      COMPUTATION OF NET ASSET VALUE
     The net asset value of the FUND is determined at 4:15 P.M. New York Time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
     The Portfolio will invest in foreign securities, and as a result, the calculation of the FUND's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the FUND's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees of the Portfolio. Portfolio securities which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:15 P.M. New York Time.) If there is no such reported sale or the valuation is based on the Over-the-Counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Trustees of the Portfolio.
     Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees of the Portfolio determine during such 60-day period that this amortized cost value does not represent fair market value.
     All liabilities incurred or accrued are deducted from the FUND's total assets. The resulting net assets are divided by the number of shares of the FUND outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.
     Orders to purchase or redeem Shares of the FUND received by dealers prior to 4:00 P.M. (Eastern Time) will be confirmed at the previous offering or redemption price computed as of the close of trading on the options exchanges (normally 4:15 P.M New York Time), provided the order is received by the FUND's Transfer Agent prior to 4:00 P.M. on that day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the FUND. Orders received by dealers after 4:00 P.M. will be confirmed at the next computed offering or redemption price.
                          PERFORMANCE INFORMATION
     For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assumes reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:
P(1 + T)n = ERV
     Where P = a hypothetical initial payment of $1,000
         T =   average annual total return
         n =   number of years (1, 5 or 10)
     ERV =   ending redeemable value of a hypothetical $1,000 payment made
at the beginning of the 1,         5 or 10 year periods or at the end of
the 1, 5 or 10 year periods (or fractional portion          thereof)
     Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or `T'' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.


     The FUND's annual total return, for the fiscal year ended October 31, 1996 and from inception through October 31, 1995 was 18.77% and 17.39%, respectively.
     The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect until December, 1994, from the initial value invested. THE FUND WILL, HOWEVER, DISCLOSE THE PRO RATA SHARE OF THE ACCOUNT OPENING FEE AND WILL DISCLOSE THAT THE PERFORMANCE DATA DOES NOT REFLECT SUCH NON-RECURRING CHARGE AND THAT INCLUSION OF SUCH CHARGE WOULD REDUCE THE PERFORMANCE QUOTED. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.
              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.
     The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.
                                TAX MATTERS
     The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.
Qualification as a Regulated Investment Company
     The FUND has elected to be taxed as a regulated investment company (`RIC'') under Subchapter M of the Internal Revenue Code of 1986, as amended (the `Code''). As a RIC, the FUND is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the `Distribution Requirement''), and satisfies certain other requirements of the Code that are described below. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because the FUND invests all of its assets in the Portfolio, which is classified as a partnership for federal income tax purposes, the FUND will be deemed to own a proportionate share of the assets and income of the Portfolio for purposes of determining whether the FUND satisfies the requirements (described more fully below) necessary to qualify as a regulated investment company.
     In addition to satisfying the Distribution Requirement, a RIC must:
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the company's principal business of investing in stock or securities) and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the `Income Requirement''); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the `Short-Short Gain Test''). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it held for less than three months. However, foreign currency gains that are directly related to the company's investment in stock or securities are not treated as short-short gains. Similarly, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since losses are disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months is not treated as gross income derived from the sale or other disposition of a security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be so treated for this purpose.
     In general, gain or loss recognized by the Portfolio on the disposition of an asset (and allocated to the FUND) will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased at a market discount will be treated as ordinary income to the extent of the portion of the discount that accrued while the Portfolio held the obligation. In addition, under the rules of Code Section 988, a portion of gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and (with certain exceptions) gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.
     In general, for purposes of determining whether capital gain or loss recognized by the FUND (through its Portfolio) on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a `short sale'' (which may include the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a `straddle'' (as defined) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the FUND may be required to defer the recognition of a loss on a disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.
     Any gain allocated to the FUND on the lapse of, or any gain or loss allocated to it from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of such an option will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.
     Regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts are subject to special tax treatment as `Section 1256 contracts.'' Such contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated as of such date. Gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any gain or loss recognized upon the actual termination of such contracts during the year. The combined capital gain or loss for the year with respect to Section 1256 contracts is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. (The Portfolio may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a `mixed straddle'' with other investments that are not Section 1256 contracts.) The IRS has held in private rulings that constructive gains arising from deemed year-end dispositions of Section 1256 contracts will not be taken into account for purposes of the Short-Short Gain Test.
     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it were incurred in the succeeding year.
     In addition to the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a RIC's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the RIC has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which the RIC controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security and not the issuer of the option.
     If for any taxable year the FUND does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.
Excise Tax on Regulated Investment Companies
     A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of the year. The balance of such income must be distributed during the next calendar year.
     The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The FUND may in certain circumstances have to liquidate portfolio investments in order to effect such distributions.
FUND Distributions
     The FUND intends to distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.
     The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute such gains annually. Net capital gain distributed and designated as a capital gain dividend is taxable to shareholders as long-term capital gain, regardless of the shareholder's holding period in his shares and the time when such gain was recognized by the Portfolio.
     If the FUND elects to retain its net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In this case, the FUND would expect to elect to have shareholders of record on the last day of the taxable year treated as if each received a distribution of his pro rata share of the gain, with the result that each would be required to report his pro rata share of such gain on his tax return as a long-term capital gain, would receive a refundable tax credit for his pro rata share of the tax paid by the FUND on the gain, and would increase the tax basis for his shares by an amount equal to the deemed distribution less the credit.
     Ordinary income dividends distributed by the FUND will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction) to the extent of the portion of the distribution attributed to `qualifying dividends'' received by the Portfolio during the taxable year from domestic corporations. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it was received with respect to stock that the Portfolio held for less than 46 days (91 days in the case of certain preferred stock), subject to the limitations of Code Sections 246(c)(3) and (4) and 246A. Moreover, the dividends-received deduction for a corporate shareholder will also be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its FUND shares or the FUND fails to satisfy them with respect to its interest in the Portfolio.
     Investment income that may be received by the Portfolio from foreign sources may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with a number of foreign countries, which entitle the Portfolio to reduced rates of, or exemptions from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the future mix of the Portfolio's investments in various countries is not known.
     Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholders' tax basis in their shares; any excess will be treated as gain from a sale of the shares, as discussed more fully below.
     Distributions by the FUND will be treated in the manner described above whether they are paid in cash or reinvested in additional shares of the FUND (or of another fund). In addition, if a shareholder's cost for his shares already reflects undistributed (realized or unrealized) income or gain, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although economically it constitutes a return of capital.
     Ordinarily, shareholders are required to take distributions into account in the year in which they are made. However, dividends declared by the FUND in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
     The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of dividends and the proceeds of redemption paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all to the FUND, (2) who is subject to backup withholding pursuant to a notice from the IRS for failure to report interest or dividend income properly, or (3) who has not otherwise certified to the FUND that it is not subject to backup withholding.
Sale or Redemption of Shares
     A shareholder will recognize gain or loss on the sale or redemption of his shares in an amount equal to the difference between the amount realized on the shares and his adjusted tax basis in them. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the disposition. In general, gain or loss arising from a sale or redemption of FUND shares will constitute capital gain or loss, and will be long-term capital gain or loss if the shares were held longer than one year. However, a capital loss arising from a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any amount of capital gain dividends received on the shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (alluded to above in connection with the dividends-received deduction for corporations) will generally apply. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of noncorporate taxpayers, $3,000 of ordinary income.
Foreign Shareholders
     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (`foreign shareholder''), depends on whether the income received from the FUND is `effectively connected'' with a U.S.
trade or business carried on by the shareholder.
     If the income is not effectively connected in the above sense, ordinary income dividends distributed to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate, if one applies) of the gross amount of the dividend. Such a shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale of FUND shares and capital gain dividends.
     If income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and gain realized upon the sale of FUND shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
     In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless they furnish the FUND with proper notification of their exempt status.
     The tax consequences to foreign shareholders entitled to claim the benefits of applicable treaties may differ from one treaty to another. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of any foreign taxes.
Effect of Future Legislation; Local Tax Considerations
     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly alter the conclusions expressed herein, perhaps with retroactive effect.
     Rules of state and local taxation of dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of their investing in the FUND in light of their particular circumstances.


                        THE MANAGEMENT OF THE FUND
     Officers and Trustees are listed with their birthdates, addresses, principal occupations, and present positions, including any affiliation with Virtus Capital Management, Inc., Signet Trust Company, Federated Investors, Federated Securities Corp., Federated Shareholder Services Company, and Federated Administrative Services or the Funds (as defined below).

John F. Donahue(1)(2)              CHAIRMAN AND TRUSTEE OF THE FUND;
Federated Investors Tower          Chairman and Trustee,
Pittsburgh, PA                     Federated Investors, Federated
BIRTHDATE:  July 28, 1924          Advisers, Federated
                                   Management, and Federated Research;
                                   Chairman and Director,
                                   Federated Research Corp. and
                                   Federated Global Research Corp.; Chairman,
                                   Passport Research, Ltd.; Chief
                                   Executive Officer and Director,
                                   Trustee, or Managing
                                   General Partner of the Funds.
                                   Mr. Donahue is the father of
                                   J. Christopher Donahue, Executive Vice
                                   President of the Fund.


Thomas G. Bigley                   TRUSTEE OF THE FUND; Director, Oberg
28th Floor                         Manufacturing Co.;
One Oxford Centre                  Chairman of the Board, Children's
Pittsburgh, PA                     Hospital of Pittsburgh;
BIRTHDATE:  February 3, 1934       Director, Trustee or Managing General
                                   Partner of the Funds;
                                   formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.(3)             TRUSTEE OF THE FUND; President,
John R. Wood and Associates, Inc., Investment Properties
3255 Tamiami Trail North           Realtors  Corporation; Senior Vice-
Naples, FL                         President, John R. Wood and
BIRTHDATE:  June 23, 1937          Associates, Inc., Realtors; President,
                                   Northgate Village
                                   Development Corporation; Partner or
                                   Trustee in private real
                                   estate ventures in Southwest Florida;
                                   Director, Trustee, or
                                   Managing General Partner of the Funds;
                                   formerly, President,
                                   Naples Property Management, Inc.
                                   Wood/IPC Commercial Department

William J. Copeland(3)             TRUSTEE OF THE FUND; Director and
One PNC Plaza - 23rd Floor         Member of the Executive
Pittsburgh, PA                     Committee, Michael Baker, Inc.;
BIRTHDATE:  July 4, 1918           Director, Trustee, or
                                   Managing General Partner of the Funds;
                                   formerly, Vice Chairman and Director,
                                   PNC Bank, N.A.,  and PNC Bank
                                   Corp. and Director, Ryan Homes, Inc.


James E. Dowd(3)                   TRUSTEE OF THE FUND; Attorney-at-law;
571 Hayward Mill Road              Director, The Emerging Germany Fund, Inc.;
Concord, MA                        Director, Trustee, or
BIRTHDATE:  May 18, 1922           Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.(1)         TRUSTEE OF THE FUND; Professor of
3471 Fifth Avenue, Suite 1111      Medicine and Member,
Pittsburgh, PA                     Board of Trustees, University of
BIRTHDATE:  October 11, 1932       Pittsburgh; Medical Director, University
                                   of Pittsburgh  Medical Center-
                                   Downtown, Member, Board of Directors,
                                   University of Pittsburgh Medical Center;
                                   formerly, Hematologist, Oncologist, and
                                   Internist, Presbyterian and Montefiore
                                   Hospitals; Director, Trustee, or
                                   Managing General Partner of the Funds.


Edward L. Flaherty, Jr.(3)         TRUSTEE OF THE FUND; Attorney-at-law;
Miller, Ament, Henny & Kochuba     Shareholder, Miller, Ament, Henny &
205 Ross Street                    Kochuba; Director, Eat'N Park Restaurants,
Pittsburgh, PA                     Inc., and Statewide Settlement Agency,
BIRTHDATE:  June 18, 1924          Inc.; Director, Trustee, or Managing
                                   General Partner of  the Funds;
                                   formerly, Counsel, Horizon Financial,
                                   F.A., Western Region.


Edward C. Gonzales(1)              PRESIDENT, TRUSTEE AND TREASURER OF THE
Federated Investors Tower          FUND; Vice  Chairman, Treasurer, and Trustee,
Pittsburgh, PA                     Federated Investors; Vice President,
BIRTHDATE:  October 22, 1930       Federated Advisers,  Federated
                                   Management, Federated Research,
                                   Federated Research Corp., Federated Global
                                   Research Corp. and Passport Research,
                                   Ltd.; Executive Vice President and Director,
                                   Federated Securities Corp.; Trustee,
                                   Federated Shareholder Services Company;
                                   Chairman, Treasurer, and Trustee,
                                   Federated Administrative Services; Trustee or Director of some of the Funds;
                                   President, Executive Vice President and
                                   Treasurer of some of the Funds.


Peter E. Madden                    TRUSTEE OF THE FUND; Consultant; State
Seacliff                           Representative, Commonwealth of
526 Bellevue Avenue                Massachusetts; Director, Trustee, or
Newport, RI                        Managing General Partner of the Funds;
BIRTHDATE:  March 16, 1942         formerly, President,
                                   State Street Bank and Trust Company and
                                   State Street Boston Corporation.


Gregor F. Meyer                    TRUSTEE OF THE FUND; Attorney-at-law;
Miller, Ament, Henny & Kochuba     Shareholder, Miller,
205 Ross Street                    Ament, Henny & Kochuba; Chairman,
Pittsburgh, PA                     Meritcare, Inc.; Director, Eat'N Park
BIRTHDATE:  October 6, 1926        Restaurants, Inc.; Director, Trustee, or
                                   Managing General Partner of the Funds.

John E. Murray, Jr., J.D., S.J.D.  TRUSTEE OF THE FUND; President, Law
President, Duquesne University     Professor, Duquesne University;
Pittsburgh, PA                     Consulting Partner, Mollica, Murray and
BIRTHDATE:  December 20, 1932      Hogue; Director, Trustee or Managing Partner
                                   of the Funds.


Wesley W. Posvar                   TRUSTEE OF THE FUND; Professor,
1202 Cathedral of Learning         International Politics and
University of Pittsburgh           Management Consultant; Trustee,
Pittsburgh, PA                     Carnegie Endowment for
BIRTHDATE:  September 14, 1925     International Peace, RAND Corporation,
                                   Online Computer Library Center, Inc., and
                                   U.S. Space Foundation; Chairman,
                                   Czecho Management Center; Director,
                                   Trustee, or Managing
                                   General Partner of the Funds; President
                                   Emeritus, University of Pittsburgh;
                                   founding Chairman, National Advisory
                                   Council for Environmental Policy and
                                   Technology and Federal Emergency
                                   Management Advisory Board.


Marjorie P. Smuts                  TRUSTEE OF THE FUND; Public
4905 Bayard Street                 relations/marketing consultant;
Pittsburgh, PA                     Conference Coordinator, Non-profit
BIRTHDATE:  June 21, 1935          entities; Director, Trustee, or Managing
                                   General Partner of the Funds.


J. Christopher Donahue             EXECUTIVE VICE PRESIDENT OF THE FUND;
Federated Investors Tower          President and Trustee, Federated Investors,
Pittsburgh, PA                     Federated Advisers, Federated Management.
BIRTHDATE:  April 11, 1949         and Federated Research; President and
                                   Director, Federated Research Corp. and
                                   Federated Global Research Corp.; President,
                                   Passport  Research, Ltd.; Trustee,
                                   Federated Administrative Services,
                                   Federated Shareholder Services Company,
                                   and Federated Shareholder Services;
                                   Director, Federated Services Company;
                                   President or Executive Vice President of the Funds; Director, Trustee, or
                                   Managing General Partner of some of the
                                   Funds. Mr. Donahue is the son of
                                   John F. Donahue, Chairman and Trustee of the Fund.


John W. McGonigle                  EXECUTIVE VICE PRESIDENT AND SECRETARY
Federated Investors Tower          OF THE FUND;
Pittsburgh, PA                     Executive Vice President, Secretary,
BIRTHDATE:  October 26, 1938       and Trustee, Federated Investors; Trustee,
                                   Federated Advisers, Federated Management, and Federated Research; Director, Federated
                                   Research Corp. and Federated Global
                                   Research Corp.; Trustee, Federated
                                   Shareholder Services Company; Director,
                                   Federated Services Company; President
                                   and Trustee, Federated Shareholder Services;
                                   Director, Federated Securities Corp.;
                                   Executive Vice President and Secretary of the Funds.


Richard B. Fisher                  VICE PRESIDENT OF THE FUND; Executive
Federated Investors Tower          Vice President and Trustee, Federated
Pittsburgh, PA                     Investors; Chairman and Director,
BIRTHDATE:  May 17, 1923           Federated Securities Corp.; President
                                   or Vice President of Some of the Funds;
                                   Director or Trustee of some of the Funds.


Joseph S. Machi                    VICE PRESIDENT AND ASSISTANT TREASURER
Federated Investors Tower          OF THE FUND;
BIRTHDATE:  May 22, 1962           Vice President, Federated Administrative
                                   Services; Vice President and Assistant
                                   Treasurer of some of the  Funds.

(1) This Trustee is deemed to be an `interested person'' of the Trust as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
(3) Member of the Audit Committee. The Audit Committee is responsible for reviewing compliance with all internal controls and all regulations related to the financial reporting process.
THE FUNDS
     As referred to in the list of Trustees and Officers, `Funds'' includes the following investment companies:
     111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.


FUND OWNERSHIP
     As of February 3, 1997, Officers and Trustees owned less than 1% of the outstanding shares of the FUND.
     To the best knowledge of the FUND, as of February 3, 1997, one shareholder owned 5% or more of the outstanding shares of the FUND. Stephens Inc., Little Rock, Arkansas, owned approximately 310,647 shares (19.54%).
     The Trustees and officers of the Portfolio and their age and principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are ``nterested persons'' (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated below, the address of each officer is 6 St. James Avenue, Suite 900, Boston, Massachusetts 02116.

                              PRINCIPAL OCCUPATIONS  YEAR FIRST
TRUSTEE                AGE    FOR THE LAST FIVE      BECAME
                              YEARS                  A TRUSTEE
Fergus Reid, III       64     Chairman and Chief     1984
971 West Road                 Executive Officer,
New Canaan, CT  06840         Lumelite Corporation,
                              since September 1985;
                              Trustee, Morgan
                              Stanley Portfolios.
Richard E. Ten Haken   62     Former District        1984
4 Barnfield Road              Superintendent of
Pittsford, NY  14534          Schools, Monroe No. 2
                              and Orleans Counties,
                              New York; Chairman of
                              the Finance and the
                              PRINCIPAL OCCUPATIONS  YEAR FIRST
TRUSTEE                AGE    FOR THE LAST FIVE      BECAME
                              YEARS                  A TRUSTEE
                              Audit and Accounting
                              Committees, Member of
                              the Executive
                              Committee; Chairman of
                              the Board and
                              President, New York
                              State Teachers'
                              Retirement System.
William J. Armstrong   54     Vice President and     1987
49 Aspen Way                  Treasurer, Ingersoll-
Upper Saddle River, NJ        Rand Company.
07458
John R.H. Blum         67     Attorney in Private    1984
322 Main Street               Practice; formerly a
Lakeville, CT  06039          Partner in the law
                              firm of Richards,
                              O'Neil & Allegaert;
                              Commissioner of
                              Agriculture - State of
                              Connecticut, 1992-
                              1995.
*Joseph J. Harkins     65     Retired; Commercial    1990
257 Plantation Circle         Sector Executive and
South                         Executive Vice
Ponte Vedra Beach, FL         President of The Chase
32082                         Manhattan Bank, N.A.
                              from 1985 through
                              1989. He has been
                              PRINCIPAL OCCUPATIONS  YEAR FIRST
TRUSTEE                AGE    FOR THE LAST FIVE      BECAME
                              YEARS                  A TRUSTEE
                              employed by Chase in
                              numerous capacities
                              and offices since
                              1954. Director of
                              Blessings Corporation,
                              Jefferson Insurance
                              Company of New York,
                              Monticello Insurance
                              Company and National.
                       60     Consultant, Republic   1992
                              Bank of New York;
*H. Richard                   formerly, Senior
Vartabedian                   Investment Officer,
P.O. Box 296                  Division Executive of
Beach Road                    the Investment
Hendrick's Head               Management Division of
Southport, ME  04576          The Chase Manhattan
                              Bank, N.A., 1980
                              through 1991.



                              Principal Occupations  Year First
Trustee                Age    For the Last Five      Became
                              Years                  a Trustee
Stuart W. Cragin, Jr.  63     Retired; formerly      1992
108 Valley Road               President, Fairfield
Cos Cob, CT  06807            Testing Laboratory,
                              Principal Occupations  Year First
Trustee                Age    For the Last Five      Became
                              Years                  a Trustee
                              Inc. He has previously
                              served in a variety of
                              marketing,
                              manufacturing and
                              general management
                              positions with Union
                              Camp Corp., Trinity
                              Paper & Plastics
                              Corp., and Conover
                              Industries
Irving L. Thode        65     Retired; Vice          1992
80 Perkins Road               President of Quotron
Greenwich, CT  06830          Systems. He has
                              previously served in a
                              number of executive
                              positions with Control
                              Data Corp., including
                              President of its Latin
                              American Operations,
                              and General Manager of
                              its Data Services
                              business.

W. Perry Neff          69     Independent Financial  1989
Trustee                       Consultant; Director
RR 1 Box 102                  of North America Life
Weston, VT  05181             Assurance Co.,
                              Petroleum & Resources
                              Principal Occupations  Year First
Trustee                Age    For the Last Five      Became
                              Years                  a Trustee
                              Corp. and The Adams
                              Express Co.; Formerly
                              Director and Chairman
                              of The Hanover Funds,
                              Inc.; Formerly
                              Director, Chairman and
                              President of The
                              Hanvover Investment
                              Funds Inc.

Roland R. Eppley, Jr.  64     Retired; formerly      1988
Trustee                       President and Chief
105 Coventry Place            Executive Officer,
Palm Beach Gardens, FL        Eastern States
33418                         Bankcard Association
                              Inc. (1971-1988);
                              Director, Janel
                              Hydraulics, Inc.;
                              Formerly, Director of
                              The Hanover Funds,
                              Inc.




                              Principal Occupations  Year First
Trustee                Age    For the Last Five      Became
                              Years                  a Trustee
                              Principal Occupations  Year First
Trustee                Age    For the Last Five      Became
                              Years                  a Trustee
W.D. MacCallan         69     Director of The Adams  1989
Trustee                       Express Co. and
624 East 45th Street          Petroleum & Resources
Savannah, GA  31405           Corp.; formerly
                              Chairman of the Board
                              and Chief Executive
                              Officer of The Adams
                              Express Co. and
                              Petroleum & Resources
                              Corp.; formerly
                              Director of The
                              Hanover Fund, Inc. and
                              The Hanover Investment
                              Funds, Inc.
* Interested Trustees as defined under the 1940 Act.
Remuneration of Trustees and Certain Executive Officers:
     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Portfolio Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Portfolio Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Portfolio Adviser.


OFFICERS AND TRUSTEES OF THE FUNDS COMPENSATION


NAME, POSITION       AGGREGATE             TOTAL COMPENSATION
WITH THE FUNDS       COMPENSATION FROM     PAID TO TRUSTEES
                     THE FUNDS(1)          FROM THE FUNDS AND
                                           FUND COMPLEX*

John F. Donahue,     $-0-                  $-0- for the Fund
Chairman and Trustee                       Complex
Thomas G. Bigley,    $117.71               $3,700 for the Fund
Trustee                                    Complex
John T. Conroy, Jr., $117.71               $4,042 for the Fund
Trustee                                    Complex
William J. Copeland, $117.71               $4,042 for the Fund
Trustee                                    Complex
James E. Dowd,       $117.71               $4,042 for the Fund
Trustee                                    Complex
Lawrence D. Ellis,   $107.36               $3,700 for the Fund
M.D., Trustee                              Complex
Edward L. Flaherty,  $117.71               $4,042 for the Fund
Jr., Trustee                               Complex
Edward C. Gonzales,  $-0-                  $-0- for the Fund
President, Trustee                         Complex
and Treasurer
Peter E. Madden,     $107.36               $3,700 for the Fund
Trustee                                    Complex
Gregory F. Meyer,    $107.36               $3,700 for the Fund
Trustee                                    Complex
John E. Murray, Jr., $107.36               $3,700 for the Fund
J.D., S.J.D.,                              Complex
Trustee
Wesley W. Posvar,    $107.36               $3,700 for the Fund
Trustee                                    Complex
Marjorie P. Smuts,   $107.36               $3,700 for the Fund
Trustee                                    Complex


(1) The aggregate compensation is provided for the Funds which was comprised of seven portfolios on
     December 31, 1996. Information is furnished for the period from May 2, 1996, date of election of
     Trustees, to December 31, 1996.
* The total compensation is provided for the Fund Complex, which consists of Blanchard Precious Metals Fund, Inc., The Virtus Funds and the Trust for the calendar year ended December 31, 1996.


     Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1996 for each Trustee of the
Trust:

                Growth and        Pension or       Total
                Income            Retirement       Compensation
                Portfolio(1)      Benefits         from "Fund
                                  Accrued          Complex"(2)
                                  as Fund
                                  Expenses
Fergus Reid,    $14,393.16        0                $78,456.65
III, Trustee
Richard E. Ten  $9,595.45         0                $52,304.39
Haken, Trustee
William J.      $9,595.45         0                $46,632.34
Armstrong,
Trustee
John R.H.       $9,595.45         0                $51,304.37
Blum, Trustee
Joseph J.       $9,376.63         0                $52,304.39
Harkins,
Trustee
H. Richard      $18,159.13        0                $74,804.44
Vartabedian,
Trustee
Stuart W.       $9,595.45         0                $52,304.39
Cragin, Jr.,
Trustee
Irving L.       $9,595.45         0                $52,304.39
Thode, Trustee

(1) Prior to January 1, 1995, the Portfolio did not pay the Trustees expenses directly. Rather, the Trustees payments accrued against the underlying Fund, the Vista Growth and Income Fund. Data reflects Trustee compensation as if the Portfolio had paid such expenses directly. As of January 1, 1995, Trustee compensation will be paid by the Portfolio directly. Mr. Vartabedian received a 50% increment over regular Trustee compensation for serving as Chairman of the Portfolio. This incremental amount was paid by the Portfolio directly.
(2) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two (Portfolios) Funds advised by the Portfolio Adviser.
Vista Funds Retirement Plan for Eligible Trustees
     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Portfolio Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Portfolio Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


     Set forth below in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, Thode, Neff, Epply and MacCallan are 11, 11, 8, 11, 3, 3, 3, 6, 7 and 6, respectively.

Years of
Service      Highest Annual Compensation Paid by All Vista
             Funds
             40,000       45,000       50,000       55,000
10           40,000       45,000       50,000       55,000
9            36,000       40,500       45,000       49,500
8            32,000       36,000       40,000       44,000
7            28,000       31,500       35,000       38,500
6            24,000       27,000       30,000       33,000
5            20,000       22,500       25,000       27,500

DEFERRED COMPENSATION PLAN
     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Portfolio Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of the Fund on whose Board the Trustee sits. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year: Messrs. Ten Haken, Thode and Vartabedian.
                            MANAGEMENT SERVICES
Manager to the Trust
     The Trust's manager is Virtus Capital Management, Inc. (`VCM''), a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Banking Corporation to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Banking Corporation or its affiliates' lending relationships with an issuer.
     The manager shall not be liable to the Trust, the FUND, or any shareholder of the FUND for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Management Fees
     For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended October 31, 1996, and for the period from July 12, 1995, to October 31, 1995, the amount paid or accrued by the FUND to VCM was $85,166 and $6,416, respectively, all of which was waived. For the period November 1, 1994, to July 11, 1995, the amount paid or accrued by the FUND to Sheffield Management Corporation was $14,683, all of which was waived.
                          ADMINISTRATIVE SERVICES
     Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal year ended October 31, 1996 and for the period from July 12, 1995 to October 31, 1995, the amount paid or accrued by the FUND to Federated Administrative Services was $75,000 and $23,014, respectively.


Transfer Agent & Dividend Disbursing Agent
     Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent for the FUND. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders.
     Federated Shareholder Services Company also maintains FUND accounting records. The fee paid for this service is based upon the level of the FUND's average net assets for the period plus out-of-pocket expenses.
                             DISTRIBUTION PLAN
     The Trust has adopted a Plan for Shares of the FUND pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the FUND's Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the FUND and its shareholders and (ii) stimulate administrators to render administrative support services to the FUND and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the FUND; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests.
     Other benefits which the FUND hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the FUND with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.
     By adopting the Plan, the then Board of Trustees expected that the FUND will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the FUND in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the FUND may be able to curb sharp fluctuations in rates of redemptions and sales.
     For the fiscal year ended October 31, 1996, the FUND paid $60,833 in distribution services fees, all of which was waived.
                          DESCRIPTION OF THE FUND
     Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a `Massachusetts business trust''. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.
     The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under `Shareholder and Trustee Liability''above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.
     The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.
                            SHAREHOLDER REPORTS
     Shareholders received an Annual Report containing financial statements audited by the FUND's independent accountants for the fiscal year ended October 31, 1996. The Financial Statements for the fiscal year ended October 31, 1996 are incorporated herein by reference to the Annual Report of the FUND filed with the U.S. Securities and Exchange Commission (File Nos. 33-3165 and 811-4579). A copy of the Annual Report may be obtained without charge by contacting the FUND at 1-800-829-3863.



                                APPENDIX A
                    DESCRIPTION OF CERTAIN OBLIGATIONS
                  ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                       AGENCIES OR INSTRUMENTALITIES
     FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.
     MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.
     FNMA BONDS -- are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.
     FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.
     FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.
     GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees Paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to the Portfolio. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.
     GNMA FHLMC BONDS and GNMA FNMA BONDS -- are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.
     GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.
     NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.
     PUBLIC HOUSING BONDS -- are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.
     PENN CENTRAL TRANSPORTATION CERTIFICATES -- are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.
     SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.
     WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the U.S. Government.
     FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.
     FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.
     STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS -- are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.
     D.C. ARMORY BOARD BONDS -- are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.
     EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.
     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.
     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.


                                APPENDIX B
                          DESCRIPTION OF RATINGS
     A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.
MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS
     Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.
     Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.
     Such issues are often in default or have other marked shortcomings. C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.
STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.
     AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.
     A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.


     BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     CI--Bonds rated "CI" are income bonds on which no interest is being paid.
     D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories. MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS
     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
     Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
     A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:
     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".
     A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the bigger designations.
     B--Issues rated "B" are regarded as having only speculative capacity for timely payment.
     C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
     D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


FITCH BOND RATINGS
     AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.
     A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
     Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.
FITCH SHORT-TERM RATINGS
     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.
Fitch's short-term ratings are as follows:
     F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.
     F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.
     LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.
     Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.
     After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Portfolio's investment manager will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained the Prospectus and statement of additional information.

G01386-07 (2/97)
093265304



                    STATEMENT OF ADDITIONAL INFORMATION
                       BLANCHARD CAPITAL GROWTH FUND
                         FEDERATED INVESTORS TOWER
                        PITTSBURGH, PA  15222-3779
This Statement is not a Prospectus but should be read in conjunction with the current Prospectus dated February 28, 1997 (the "Prospectus"), pursuant to which the Blanchard Capital Growth FUND (the "FUND") is offered. Please retain this document for future reference.
To obtain a copy of the Prospectus or a paper copy of this Statement of Additional Information, if you have received your Statement of Additional Information electronically, please call the FUND at 1-800-829-3863.
TABLE OF CONTENTS                                       Page
General Information and History                            1
Investment Objective, Policies and Restrictions            1
Portfolio Transactions                                    11
Computation of Net Asset Value                            12
Performance Information                                   13
Additional Purchase and Redemption Information            14
Tax Matters                                               14
The Management of the FUND                                18
Management Services                                       26
Administrative Services                                   27
Distribution Plan                                         27
Description of the FUND                                   27
Shareholder Reports                                       28
Appendix A                                                29
Appendix B                                                32
Manager
Virtus Capital Management, Inc.
Portfolio Adviser
The Chase Manhattan Bank
Distributor
Federated Securities Corp.
Transfer Agent
Federated Shareholder Services Company
Independent Auditors
Deloitte & Touche LLP
                                                  Dated:  February 28, 1997

FEDERATED SECURITIES CORP.
                      GENERAL INFORMATION AND HISTORY
     As described in Blanchard Capital Growth's (the "FUND") Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990.
     Effective March 31, 1996, the merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation was consummated and Chemical Banking Corporation thereupon changed its name to The Chase Manhattan Corporation. The Chase Manhattan Corporation is now the parent of The Chase Manhattan Bank, the adviser to the Capital Growth Portfolio (the `Portfolio'').
              INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
     The FUND seeks its investment objective by investing 100% of its assets in the Capital Growth Portfolio (the "Portfolio"). The Portfolio has an investment objective identical to the FUND and invests in accordance with investment policies and restrictions identical to those of the FUND.
     The investment objective of the FUND and the Portfolio may not be changed except by a majority vote of shareholders.
     The investment policies of the FUND and the Portfolio, as described below, are not fundamental and may be changed without shareholder approval.
                            INVESTMENT POLICIES
     The Prospectus sets forth the investment objective and various investment policies of the Portfolio. This Statement of Additional Information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. (`Moody's''), Standard & Poor's Ratings Group (`Standard & Poor's'') Ratings Group (``Standard & Poor's'') and Fitch Investors Service, Inc. (`Fitch''), see Appendix B.
     U.S. GOVERNMENT SECURITIES - U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following:
(a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.


     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, the Portfolio investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.
     BANK OBLIGATIONS - Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.
     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.
     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.
     DEPOSITARY RECEIPTS - The Portfolio will limit its investment in Depository Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.
     CORPORATE REORGANIZATIONS - In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Portfolio and increase its brokerage and other transaction expenses.


     WARRANTS AND RIGHTS - Warrants basically are options to purchase equity securities at a specified price for a specific period of time.
Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
     COMMERCIAL PAPER - Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     REPURCHASE AGREEMENTS - The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolio's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.
     FORWARD COMMITMENTS - In order to invest the Portfolio's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments securities will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.
     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.
     To the extent the Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.
     REVERSE REPURCHASE AGREEMENTS - Reverse Repurchase Agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest.
Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities.
     STRIPPED OBLIGATIONS - The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Portfolio has no present intention of investing more than 5% of its net assets in STRIPS.
     ILLIQUID SECURITIES - For purposes of its limitation on investments in illiquid securities, the Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.
     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.
     STAND-BY COMMITMENTS - In a put transaction, the Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.
     SECURITIES LOANS - To the extent specified in the Prospectus, the Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.


    ADDITIONAL POLICIES REGARDING DERIVATIVES AND RELATED TRANSACTIONS INTRODUCTION
     As explained more fully below, the Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a `derivative'' instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.
     Like other investment tools or techniques, the impact of using derivatives strategies or related instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Portfolio.
     The Portfolio may invest its assets in derivative and related instruments subject only to the Portfolio's investment objective and policies and the requirement that the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Portfolio.
     The value of some derivative or related instruments in which the Portfolio may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Portfolio -- the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss. The Portfolio might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.
     Set forth below is an explanation of the various derivatives strategies and related instruments the Portfolio may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Prospectus as well as provide useful information to prospective investors.
RISK FACTORS
     As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments:
     There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of `cross-hedges'' between currencies.
     The advisers may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy.
     Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.
     Strategies not involving hedging may increase the risk to the Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Portfolio than hedging strategies using the same instruments.
     There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position.
     Activities of large traders in the futures and securities markets involving arbitrage, `program trading,'' and other investment strategies may cause price distortions in these markets.
     In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Portfolio may experience a loss.
     In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.
SPECIFIC USES AND STRATEGIES
     Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Portfolio.
     OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. The Portfolio may PURCHASE, SELL or EXERCISE call and put options on:
     o    securities;
     o    securities indexes; and
     o    debt instruments.
     Although in most cases these options will be exchange-traded, the Portfolio may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.
     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a related option. The Portfolio will not write uncovered options.
     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Portfolio writing a covered call (i.e., where the underlying securities are held by the Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.
     If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.
     Futures Contracts and Options on Futures Contracts. The Portfolio may purchase or sell:
     o    interest-rate futures contracts;
     o    futures contracts on specified instruments or indices; and
     o    options on these futures contracts (`futures options'').
     The futures contracts and futures options may be based on various instruments or indices in which the Portfolio may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).
     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Portfolio may sell a futures contract -- or buy a futures option -- to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Portfolio intends to acquire an instrument or enter into a position. For example, the Portfolio may purchase a futures contract -- or buy a futures option -- to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.
     When writing or purchasing options, the Portfolio may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Portfolio may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.
     Investments in futures contracts and options thereon involve risks related to those associated with options transactions discussed above. The Portfolio will only enter into futures contracts or options or futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.
     FORWARD CONTRACTS. The Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.
     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Portfolio `locks in'' the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as `cross-hedges.''
     The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investments or anticipated investments in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
     The Portfolio may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.
     INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.
     The Portfolio will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Portfolio's risk of loss consists of the net amount of interest or currency payments that the Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.
     The Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.
     The Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Portfolio. In addition, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.
     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.
     The Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.
     STRUCTURED PRODUCTS. The Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (`structured products'') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets of asset classes.
     The Portfolio may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the `reference rate''). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument.
Because certain structured products of the type in which the Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Portfolio's fundamental investment limitation related to borrowing and leverage.
     Certain issuers of structured products may be deemed to be, "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions and there currently is no action trading market for structured products. As a result, certain structured products in which the Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.
     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.
Additional Restrictions on the Use of Futures and Option Contracts
     The Portfolio is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.
     When the Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.
     The Portfolio's ability to engage in the transactions described herein may be limited by the current federal income tax requirement that the Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.
                          INVESTMENT RESTRICTIONS
     The Portfolio has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding total beneficial interests of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding total beneficial interests of a Portfolio.
     The Portfolio may not:
               (1) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowing representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments;
               (2) make loans, except that the Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;
               (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;
               (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or
          (ii) engaging in forward purchase or sales of foreign currencies or securities;
               (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;
               (6) issue any senior security (as defined in the 1940 Act), except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
          (c) subject to the restrictions set forth above, the Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or
               (7) underwrite securities backed by other persons except insofar as the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.
               For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Supranational organizations are collectively considered to be members of a single `industry'' for purposes of restriction (3) above.
               In addition, the Portfolio is subject to the following non-fundamental restrictions which may be changed without shareholder approval:
               (1) The Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.
               (2) The Portfolio may not make short sales of securities, other than short sales `against the box,'' or purchase securities on margin except for short-term credits necessary for clearance of portfolio transaction, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.
               (3) The Portfolio may not purchase or sell interests in oil, gas or mineral leases.
               (4) The Portfolio may not invest more than 15% of its net assets in illiquid securities.
               (5) The Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; (ii) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (iii) with respect to the Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.
               (6) The Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.
     It is the Portfolio's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Portfolio has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.
     For purposes of the Portfolio's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.
     In order to permit the sale of its beneficial interests in certain states, the Portfolio may make commitments more restrictive than the investment policies and limitations described above and in the Prospectus. Should the Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its beneficial interests in the state involved. In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, the Portfolio will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, (ii) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Trust or Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
     If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected later changes in percentage resulting from any cause other than actions by the Portfolio will not be considered a violation. If the value of the Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.
                          PORTFOLIO TRANSACTIONS
     Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Portfolio Adviser and who is appointed and supervised by senior officers of the Portfolio Adviser. Changes in the Portfolio's investments are reviewed by the Board of Trustees. The Portfolio's portfolio manager may serve other clients of the Portfolio Adviser in a similar capacity.
     The frequency of the Portfolio's portfolio transactions, the portfolio turnover rate, will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Portfolio Adviser will weigh the added costs of short-term investment against anticipated gains.
     The Portfolio Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, high portfolio turnover may result in high transaction costs to the Portfolio. For the fiscal years ended October 31, 1996 and 1995, the portfolio turnover rate for the Portfolio was 90% and 86%, respectively.
     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Portfolio Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Portfolio and other clients of the Portfolio Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Portfolio Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Portfolio Adviser on the tender of the Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the Portfolio Adviser. At present, no other recapture arrangements are in effect.
     Under Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Adviser may cause the Portfolio to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Portfolio Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Portfolio Adviser's overall responsibilities to the Portfolio or to its clients. Not all of such services are useful or of value in advising the Portfolio.
     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
     Although commissions paid on every transaction will, in the judgment of the Portfolio Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Portfolio Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Portfolio Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Portfolio Adviser.
     The Portfolio Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Portfolio Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Portfolio Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.
     The advisory fees that the FUND pays to the Portfolio Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Portfolio Adviser in serving the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Portfolio Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Portfolio Adviser, the Portfolio Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.
     In certain instances, there may be securities that are suitable for the Portfolio as well as one or more of the Portfolio Adviser's other clients. Investment decisions for the Portfolio and for the Portfolio Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Portfolio or the Portfolio Adviser's other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will generally produce better executions for the Portfolio.
                      COMPUTATION OF NET ASSET VALUE
     The net asset value of the FUND is determined at 4:15 P.M. New York Time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
     The Portfolio will invest in foreign securities, and as a result, the calculation of the FUND's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the FUND's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees of the Portfolio. Portfolio securities which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:15 P.M. New York Time.) If there is no such reported sale or the valuation is based on the Over-the-Counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Trustees of the Portfolio.
     Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees of the Portfolio determine during such 60-day period that this amortized cost value does not represent fair market value.
     All liabilities incurred or accrued are deducted from the FUND's total assets. The resulting net assets are divided by the number of shares of the FUND outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.
     Orders to purchase or redeem shares of the FUND received by dealers prior to 4:00 P.M. (Eastern Time) will be confirmed at the previous offering or redemption price computed as of the close of trading on the options exchanges (normally 4:15 P.M. New York Time), provided the order is received by the FUND's Transfer Agent prior to 4:00 P.M. on that day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the FUND. Orders received by dealers after 4:00 P.M. will be confirmed at the next computed offering or redemption price.
                          PERFORMANCE INFORMATION
     For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assumes reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:
P(1 + T)n = ERV
     Where P = a hypothetical initial payment of $1,000
          T =  average annual total return
          n =  number of years (1, 5 or 10)
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)
     Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.
     The FUND's annual total return for the fiscal year ended October 31, 1996 and from inception through October 31, 1995 was 14.62% and 11.99%, respectively.
     The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee from the initial value invested. THE FUND WILL, HOWEVER, DISCLOSE THE PRO RATA SHARE OF THE ACCOUNT OPENING FEE, WHICH WAS IN EFFECT UNTIL DECEMBER 1994, AND WILL DISCLOSE THAT THE PERFORMANCE DATA DOES NOT REFLECT SUCH NON-RECURRING CHARGE AND THAT INCLUSION OF SUCH CHARGE WOULD REDUCE THE PERFORMANCE QUOTED. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.
              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.
     The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.
                                TAX MATTERS
     The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.
Qualification as a Regulated Investment Company
     The FUND has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the FUND is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because the FUND invests all of its assets in the Portfolio, which is classified as a partnership for federal income tax purposes, the FUND will be deemed to own a proportionate share of the assets and income of the Portfolio for purposes of determining whether the FUND satisfies the requirements (described more fully below) necessary to qualify as a regulated investment company.
     In addition to satisfying the Distribution Requirement, a RIC must:
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the company's principal business of investing in stock or securities) and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it held for less than three months. However, foreign currency gains that are directly related to the company's investment in stock or securities are not treated as short-short gains. Similarly, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since losses are disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months is not treated as gross income derived from the sale or other disposition of a security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be so treated for this purpose.
     In general, gain or loss recognized by the Portfolio on the disposition of an asset (and allocated to the FUND) will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased at a market discount will be treated as ordinary income to the extent of the portion of the discount that accrued while the Portfolio held the obligation. In addition, under the rules of Code Section 988, a portion of gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and (with certain exceptions) gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.
     In general, for purposes of determining whether capital gain or loss recognized by the FUND (through its Portfolio) on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which may include the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (as defined) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the FUND may be required to defer the recognition of a loss on a disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.
     Any gain allocated to the FUND on the lapse of, or any gain or loss allocated to it from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of such an option will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.
     Regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts are subject to special tax treatment as "Section 1256 contracts." Such contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated as of such date. Gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any gain or loss recognized upon the actual termination of such contracts during the year. The combined capital gain or loss for the year with respect to Section 1256 contracts is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. (The Portfolio may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments that are not Section 1256 contracts.) The IRS has held in private rulings that constructive gains arising from deemed year-end dispositions of Section 1256 contracts will not be taken into account for purposes of the Short-Short Gain Test.
     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it were incurred in the succeeding year.
     In addition to the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a RIC's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the RIC has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which the RIC controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security and not the issuer of the option.
     If for any taxable year the FUND does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.
Excise Tax on Regulated Investment Companies
     A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of the year. The balance of such income must be distributed during the next calendar year.
     The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The FUND may in certain circumstances have to liquidate portfolio investments in order to effect such distributions.
FUND Distributions
     The FUND intends to distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.
     The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute such gains annually. Net capital gain distributed and designated as a capital gain dividend is taxable to shareholders as long-term capital gain, regardless of the shareholder's holding period in his shares and the time when such gain was recognized by the Portfolio.
     If the FUND elects to retain its net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In this case, the FUND would expect to elect to have shareholders of record on the last day of the taxable year treated as if each received a distribution of his pro rata share of the gain, with the result that each would be required to report his pro rata share of such gain on his tax return as a long-term capital gain, would receive a refundable tax credit for his pro rata share of the tax paid by the FUND on the gain, and would increase the tax basis for his shares by an amount equal to the deemed distribution less the credit.
     Ordinary income dividends distributed by the FUND will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction) to the extent of the portion of the distribution attributed to "qualifying dividends" received by the Portfolio during the taxable year from domestic corporations. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it was received with respect to stock that the Portfolio held for less than 46 days (91 days in the case of certain preferred stock), subject to the limitations of Code Sections 246(c)(3) and (4) and 246A. Moreover, the dividends-received deduction for a corporate shareholder will also be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its FUND shares or the FUND fails to satisfy them with respect to its interest in the Portfolio.
     Investment income that may be received by the Portfolio from foreign sources may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with a number of foreign countries, which entitle the Portfolio to reduced rates of, or exemptions from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the future mix of the Portfolio's investments in various countries is not known.
     Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholders' tax basis in their shares; any excess will be treated as gain from a sale of the shares, as discussed more fully below.
     Distributions by the FUND will be treated in the manner described above whether they are paid in cash or reinvested in additional shares of the FUND (or of another fund). In addition, if a shareholder's cost for his shares already reflects undistributed (realized or unrealized) income or gain, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although economically it constitutes a return of capital.
     Ordinarily, shareholders are required to take distributions into account in the year in which they are made. However, dividends declared by the FUND in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
     The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of dividends and the proceeds of redemption paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all to the FUND, (2) who is subject to backup withholding pursuant to a notice from the IRS for failure to report interest or dividend income properly, or (3) who has not otherwise certified to the FUND that it is not subject to backup withholding.
Sale or Redemption of Shares
     A shareholder will recognize gain or loss on the sale or redemption of his shares in an amount equal to the difference between the amount realized on the shares and his adjusted tax basis in them. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the disposition. In general, gain or loss arising from a sale or redemption of FUND shares will constitute capital gain or loss, and will be long-term capital gain or loss if the shares were held longer than one year. However, a capital loss arising from a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any amount of capital gain dividends received on the shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (alluded to above in connection with the dividends-received deduction for corporations) will generally apply. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of noncorporate taxpayers, $3,000 of ordinary income.
Foreign Shareholders
     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income received from the FUND is "effectively connected" with a U.S. trade or business carried on by the shareholder.
     If the income is not effectively connected in the above sense, ordinary income dividends distributed to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate, if one applies) of the gross amount of the dividend. Such a shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale of FUND shares and capital gain dividends.
     If income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and gain realized upon the sale of FUND shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
     In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless they furnish the FUND with proper notification of their exempt status.
     The tax consequences to foreign shareholders entitled to claim the benefits of applicable treaties may differ from one treaty to another. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of any foreign taxes.
Effect of Future Legislation; Local Tax Considerations
     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly alter the conclusions expressed herein, perhaps with retroactive effect.
     Rules of state and local taxation of dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of their investing in the FUND in light of their particular circumstances.


                        THE MANAGEMENT OF THE FUND
     Officers and Trustees are listed with their birthdates, addresses, principal occupations, and present positions, including any affiliation with Virtus Capital Management, Inc., Signet Trust Company, Federated Investors, Federated Securities Corp., Federated Shareholder Services Company, and Federated Administrative Services or the Funds (as defined below).


John F. Donahue(1)(2)              CHAIRMAN AND TRUSTEE OF THE FUND;
                                   Chairman and Trustee,
Federated Investors Tower          Federated Investors, Federated
                                   Advisers, Federated
Pittsburgh, PA                     Management, and Federated Research;
                                   Chairman and
BIRTHDATE:  JULY 28, 1924          Director, Federated Research Corp. and
                                   Federated Global Research Corp.; Chairman,
                                   Passport Research, Ltd.; Chief Executive
                                   Officer and Director, Trustee, or Managing
                                   General Partner of the Funds. Mr.
                                   Donahue is the father of
                                   J. Christopher Donahue, Executive Vice
                                   President of the Fund.


Thomas G. Bigley                   TRUSTEE OF THE FUND; Director, Oberg
                                   Manufacturing Co.;
28th Floor                         Chairman of the Board, Children's
                                   Hospital of Pittsburgh;
One Oxford Centre                  Director, Trustee or Managing General
                                   Partner of the Funds;
Pittsburgh, PA                     formerly, Senior Partner, Ernst & Young LLP.
BIRTHDATE:  FEBRUARY 3, 1934


John T. Conroy, Jr.(3)             TRUSTEE OF THE FUND; President,
                                   Investment Properties
John R. Wood and Associates, Inc., Realtors  Corporation; Senior Vice-
                                   President, John R. Wood and
3255 Tamiami Trail North           Associates, Inc., Realtors; President,
                                   Northgate Village
Naples, FL                         Development Corporation; Partner or
                                   Trustee in private real
BIRTHDATE:  JUNE 23, 1937          estate ventures in Southwest Florida;
                                   Director, Trustee, or
                                   Managing General Partner of the Funds;
                                   formerly, President,
                                   Naples Property Management, Inc.
                                   Wood/IPC Commercial Department


William J. Copeland(3)             TRUSTEE OF THE FUND; Director and
                                   Member of the Executive
One PNC Plaza - 23rd Floor         Committee, Michael Baker, Inc.;
                                   Director, Trustee, or
Pittsbugh, PA                      Managing General Partner of the Funds;
                                   formerly, Vice
BIRTHDATE:  JULY 4, 1918           Chairman and Director, PNC Bank, N.A.,
                                   and PNC Bank
                                   Corp. and Director, Ryan Homes, Inc.



James E. Dowd(3)                   TRUSTEE OF THE FUND; Attorney-at-law;
                                   Director, The
571 Hayward Mill Road              Emerging Germany Fund, Inc.; Director,
                                   Trustee, or
Concord, MA                        Managing General Partner of the Funds.
BIRTHDATE:  MAY 18, 1922



Lawrence D. Ellis, M.D.(1)         TRUSTEE OF THE FUND; Professor of
                                   Medicine and Member,
3471 Fifth Avenue, Suite 1111      Board of Trustees, University of
                                   Pittsburgh; Medical
Pittsburgh, PA                     Director, University of Pittsburgh
                                   Medical Center-
BIRTHDATE:  OCTOBER 11, 1932       Downtown, Member, Board of Directors,
                                   University of
                                   Pittsburgh Medical Center; formerly,
                                   Hematologist,
                                   Oncologist, and Internist, Presbyterian
                                   and Montefiore
                                   Hospitals; Director, Trustee, or
                                   Managing General Partner of
                                   the Funds.


Edward L. Flaherty, Jr.(3)         TRUSTEE OF THE FUND; Attorney-at-law;
                                   Shareholder, Miller,
Miller, Ament, Henny & Kochuba     Ament, Henny & Kochuba; Director, Eat'N
                                   Park Restaurants,
205 Ross Street                    Inc., and Statewide Settlement Agency,
                                   Inc.; Director,
Pittsburgh, PA                     Trustee, or Managing General Partner of
                                   the Funds;
BIRTHDATE:  JUNE 18, 1924          formerly, Counsel, Horizon Financial,
                                   F.A., Western Region.



Edward C. Gonzales(1)              PRESIDENT, TRUSTEE AND TREASURER OF THE
                                   FUND; Vice
Federated Investors Tower          Chairman, Treasurer, and Trustee,
                                   Federated Investors;
Pittsburgh, PA                     Vice President, Federated Advisers,
                                   Federated Management, Federated Research,
BIRTHDATE:  OCTOBER 22, 1930       Federated Research Corp.,
                                   Federated Global Research Corp. and Passport
                                   Research, Ltd.; Executive Vice
                                   President and Director,
                                   Federated Securities Corp.; Trustee,
                                   Federated Shareholder Services Company;
                                   Chairman, Treasurer,
                                   and Trustee, Federated Administrative
                                   Services; Trustee
                                   or Director of some of the Funds;
                                   President, Executive
                                   Vice President and Treasurer of some of
                                   the Funds.


Peter E. Madden                    TRUSTEE OF THE FUND; Consultant; State
                                   Representative,
Seacliff                           Commonwealth of Massachusetts;
                                   Director, Trustee, or
526 Bellevue Avenue                Managing General Partner of the Funds;
                                   formerly, President,
Newport, RI                        State Street Bank and Trust Company and
                                   State Street Boston Corporation.
BIRTHDATE:  MARCH 16, 1942




Gregor F. Meyer                    TRUSTEE OF THE FUND; Attorney-at-law;
                                   Shareholder, Miller,
Miller, Ament, Henny & Kochuba     Ament, Henny & Kochuba; Chairman,
                                   Meritcare, Inc.;
205 Ross Street                    Director, Eat'N Park Restaurants, Inc.;
                                   Director, Trustee, or
Pittsburgh, PA                     Managing General Partner of the Funds.
BIRTHDATE:  OCTOBER 6, 1926



John E. Murray, Jr., J.D., S.J.D.  TRUSTEE OF THE FUND; President, Law
                                   Professor, Duquesne
President, Duquesne University     University; Consulting Partner,
                                   Mollica, Murray and Hogue;
Pittsburgh, PA                     Director, Trustee or Managing Partner
                                   of the Funds.
BIRTHDATE:  DECEMBER 20, 1932



Wesley W. Posvar                   TRUSTEE OF THE FUND; Professor,
                                   International Politics and
1202 Cathedral of Learning         Management Consultant; Trustee,
                                   Carnegie Endowment for
University of Pittsburgh           International Peace, RAND Corporation,
                                   Online Computer
Pittsburgh, PA                     Library Center, Inc., and U.S. Space
                                   Foundation; Chairman,
BIRTHDATE:  SEPTEMBER 14, 1925     Czecho Management Center; Director,
                                   Trustee, or Managing
                                   General Partner of the Funds; President
                                   Emeritus, University
                                   of Pittsburgh; founding Chairman,
                                   National Advisory
                                   Council for Environmental Policy and
                                   Technology and
                                   Federal Emergency Management Advisory Board.


Marjorie P. Smuts                  TRUSTEE OF THE FUND; Public
                                   relations/marketing consultant;
4905 Bayard Street                 Conference Coordinator, Non-profit
                                   entities; Director,
Pittsburgh, PA                     Trustee, or Managing General Partner of
                                   the Funds.
BIRTHDATE:  JUNE 21, 1935


J. Christopher Donahue             EXECUTIVE VICE PRESIDENT OF THE FUND;
                                   President and
Federated Investors Tower          Trustee, Federated Investors, Federated
                                   Advisers, Federated
Pittsburgh, PA                     Management, and Federated Research;
                                   President and
BIRTHDATE:  APRIL 11, 1949         Director, Federated Research Corp. and
                                   Federated Global
                                   Research Corp.; President, Passport
                                   Research, Ltd.; Trustee,
                                   Federated Administrative Services,
                                   Federated Shareholder
                                   Services Company, and Federated
                                   Shareholder Services;
                                   Director, Federated Services Company;
                                   President or
                                   Executive Vice President of the Funds;
                                   Director, Trustee, or
                                   Managing General Partner of some of the
                                   Funds.
                                   Mr. Donahue is the son of John F. Donahue,
                                   Chairman and
                                   Trustee of the Fund.

John W. McGonigle                  EXECUTIVE VICE PRESIDENT AND SECRETARY
                                   OF THE FUND;
Federated Investors Tower          Executive Vice President, Secretary,
                                   and Trustee, Federated
Pittsbugh, PA                      Investors; Trustee, Federated Advisers,
                                   Federated
BIRTHDATE:  OCTOBER 26, 1938       Management, and Federated Research;
                                   Director, Federated
                                   Research Corp. and Federated Global
                                   Research Corp.;
                                   Trustee, Federated Shareholder Services
                                   Company; Director,
                                   Federated Services Company; President
                                   and Trustee,
                                   Federated Shareholder Services;
                                   Director, Federated
                                   Securities Corp.; Executive Vice
                                   President and Secretary of
                                   the Funds.

Richard B. Fisher                  VICE PRESIDENT OF THE FUND; Executive
Federated Investors Tower          Vice President and
Pittsburgh, PA                     Trustee, Federated Investors; Chairman
BIRTHDATE:  May 17, 1923           and Director,
                                   Federated Securities Corp.; President
                                   or Vice President of
                                   Some of the Funds; Director or Trustee
                                   of some of the Funds.

Joseph S. Machi                    VICE PRESIDENT AND ASSISTANT TREASURER
Federated Investors Tower          OF THE FUND; Vice
Pittsburgh, PA                     President, Federated Administrative
BIRTHDATE:  May 22, 1962           Services; Vice President
                                   and Assistant Treasurer of some of the
                                   Funds.

(1) This Trustee is deemed to be an `interested person'' of the Trust as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
(3) Member of the Audit Committee. The Audit Committee is responsible for reviewing compliance with all internal controls and all regulations related to the financial reporting process.


     As referred to in the list of Trustees and Officers, `Funds'' includes the following investment companies:
     111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.
FUND OWNERSHIP
     As of February 3, 1997, Officers and Trustees owned less than 1% of the outstanding shares of the FUND.
     To the best knowledge of the FUND, as of February 3, 1997, one shareholder owned 5% or more of the outstanding shares of the FUND:
Fairfield Tire Center Inc., Fairfield, California, owned approximately 22,625 shares (11.65%).
     The Trustees and officers of the Portfolio and their age and principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated below, the address of each officer is 6 St. James Avenue, Suite 900, Boston, Massachusetts 02116.

                              PRINCIPAL OCCUPATIONS  YEAR FIRST
TRUSTEE                AGE    FOR THE LAST FIVE      BECAME
                              YEARS                  A TRUSTEE

Fergus Reid, III       64     Chairman and Chief     1984
971 West Road                 Executive Officer,
New Canaan, CT  06840         Lumelite Corporation,
                              since September 1985;
                              Trustee, Morgan
                              Stanley Portfolios.
Richard E. Ten Haken   62     Former District        1984
4 Barnfield Road              Superintendent of
Pittsford, NY  14534          Schools, Monroe No. 2
                              and Orleans Counties,
                              New York; Chairman of
                              the Finance and the
                              Audit and Accounting
                              Committees, Member of
                              the Executive
                              Committee; Chairman of
                              the Board and
                              President, New York
                              State Teachers'
                              Retirement System.
William J. Armstrong   54     Vice President and     1987
49 Aspen Way                  Treasurer, Ingersoll-
Upper Saddle River, NJ        Rand Company.
07458



                              PRINCIPAL OCCUPATIONS  YEAR FIRST
TRUSTEE                AGE    FOR THE LAST FIVE      BECAME
                              YEARS                  A TRUSTEE
John R.H. Blum         67     Attorney in Private    1984
322 Main Street               Practice; formerly a
Lakeville, CT  06039          Partner in the law
                              firm of Richards,
                              O'Neil & Allegaert;
                              Commissioner of
                              Agriculture - State of
                              Connecticut, 1992-
                              1995.
*Joseph J. Harkins     65     Retired; Commercial    1990
257 Plantation Circle         Sector Executive and
South                         Executive Vice
Ponte Vedra Beach, FL         President of The Chase
32082                         Manhattan Bank, N.A.
                              from 1985 through
                              1989. He has been
                              employed by Chase in
                              numerous capacities
                              and offices since
                              1954. Director of
                              Blessings Corporation,
                              Jefferson Insurance
                              Company of New York,
                              Monticello Insurance
                              Company and National.
*H. Richard            60     Consultant, Republic   1992
Vartabedian                   Bank of New York;
P.O. Box 296                  formerly, Senior
Beach Road                    Investment Officer,
Hendrick's Head               Division Executive of
Southport, ME  04576          the Investment
                              Management Division of
                              The Chase Manhattan
                              Bank, N.A., 1980
                              through 1991.
Stuart W. Cragin, Jr.  63     Retired; formerly      1992
108 Valley Road               President, Fairfield
Cos Cob, CT  06807            Testing Laboratory,
                              Inc. He has previously
                              served in a variety of
                              marketing,
                              manufacturing and
                              general management
                              positions with Union
                              Camp Corp., Trinity
                              Paper & Plastics
                              Corp., and Conover
                              Industries.
Irving L. Thode        65     Retired; Vice          1992
80 Perkins Road               President of Quotron
Greenwich, CT  06830          Systems. He has
                              previously served in a
                              number of executive
                              positions with Control
                              Data Corp., including
                              President of its Latin
                              American Operations,
                              and General Manager of
                              its Data Services
                              business.

W. Perry Neff                 Independent Financial  1989
Trustee                       Consultant; Director
RR 1 Box 102                  of North America Life
Weston, VT  05181             Assurance Co.,
                              Petroleum & Resources
                              Corp. and The Adams
                              Express Co.; Director
                              and Chairman of The
                              Hanover Funds, Inc.;
                              Formerly Director,
                              Chairman and President
                              of The Hanvover
                              Investment Funds Inc.




                              PRINCIPAL OCCUPATIONS  YEAR FIRST
TRUSTEE                AGE    FOR THE LAST FIVE      BECAME
                              YEARS                  A TRUSTEE
Roland R. Eppley, Jr.  64     Retired; formerly      1988
Trustee                       President and Chief
105 Coventry Place            Executive Officer,
Palm Beach Gardens, FL        Eastern States
33418                         Bankcard Association
                              Inc. (1971-1988);
                              Director, Janel
                              Hydraulics, Inc.;
                              Formerly, Director of
                              The Hanover Funds,
                              Inc.
W.D. MacCallan         69     Director of The Adams  1989
Trustee                       Express Co. and
624 East 45th Street          Petroleum & Resources
Savannah, GA  31405           Corp.; formerly
                              Chairman of the Board
                              and Chief Executive
                              Officer of The Adams
                              Express Co. and
                              Petroleum & Resources
                              Corp.; formerly
                              Director of The
                              Hanover Fund, Inc. and
                              The Hanover Investment
                              Funds, Inc.


* Interested Trustees as defined under the 1940 Act.
Remuneration of Trustees and Certain Executive Officers:
     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Portfolio Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Portfolio Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Portfolio Adviser.


OFFICERS AND TRUSTEES OF THE FUNDS COMPENSATION

NAME, POSITION       AGGREGATE             TOTAL COMPENSATION
WITH THE FUNDS       COMPENSATION FROM     PAID TO TRUSTEES
                     THE FUNDS(1)          FROM THE FUNDS AND
                                           FUND COMPLEX*
John F. Donahue,     $-0-                  $-0- for the Fund
Chairman and Trustee                       Complex
Thomas G. Bigley,    $101.18               $3,700 for the Fund
Trustee                                    Complex
John T. Conroy, Jr., $111.03               $4,042 for the Fund
Trustee                                    Complex
William J. Copeland, $111.03               $4,042 for the Fund
Trustee                                    Complex
James E. Dowd,       $111.03               $4,042 for the Fund
Trustee                                    Complex
Lawrence D. Ellis,   $101.18               $3,700 for the Fund
M.D., Trustee                              Complex
Edward L. Flaherty,  $111.03               $4,042 for the Fund
Jr., Trustee                               Complex
Edward C. Gonzales,  $-0-                  $-0- for the Fund
President, Trustee                         Complex
and Treasurer
Peter E. Madden,     $101.18               $3,700 for the Fund
Trustee                                    Complex
Gregory F. Meyer,    $101.18               $3,700 for the Fund
Trustee                                    Complex
John E. Murray, Jr., $101.18               $3,700 for the Fund
J.D., S.J.D.,                              Complex
Trustee
Wesley W. Posvar,    $101.18               $3,700 for the Fund
Trustee                                    Complex
Marjorie P. Smuts,   $101.18               $3,700 for the Fund
Trustee                                    Complex

(1)  The aggregate compensation is provided for the Funds which was
comprised of seven portfolios on December    31, 1996. Information is
furnished for the period from May 2, 1996, date of election of Trustees, to
December 31,   1996.
* The total compensation is provided for the Fund Complex, which consists of Blanchard Precious Metals Fund, Inc., The Virtus Funds and the Trust for the calendar year ended December 31, 1996.


     Set forth below is information regarding compensation paid or accrued
during the fiscal year ended October    31, 1996 for each Trustee of the
Portfolio:

                        Capital        Pension or       Total
                        Growth         Retirement       Compensation
                        Portfolio(1)   Benefits         from "Fund
                                       Accrued          Complex"(2)
                                       as Fund
                                       Expenses
Fergus Reid, III,       $7,594.67      0                $78,456.65
Trustee
Richard E. Ten Haken,   $5,063.12      0                $52,304.39
Trustee
William J. Armstrong,   $5,063.12      0                $46,632.34
Trustee
John R.H. Blum,         $4,955.42      0                $51,304.37
Trustee
Joseph J. Harkins,      $5,063.12      0                $52,304.39
Trustee
H. Richard              $13,376.62     0                $74,804.44
Vartabedian, Trustee
Stuart W. Cragin, Jr.,  $5,063.12      0                $52,304.39
Trustee
Irving L. Thode,        $5,063.12      0                $52,304.39
Trustee

(1) Prior to January 1, 1995, the Portfolio did not pay the Trustees expenses directly. Rather, the Trustees payments accrued against the underlying Fund, the Vista Growth and Income Fund. Data reflects Trustee compensation as if the Portfolio had paid such expenses directly. As of January 1, 1995, Trustee compensation will be paid by the Portfolio directly. Mr. Vartabedian received a 50% increment over regular Trustee compensation for serving as Chairman of the Portfolio. This incremental amount was paid by the Portfolio directly.
(2) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two (Portfolios) Funds advised by the Portfolio Adviser.
VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES
     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Portfolio Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Portfolio Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


     Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, Thode, Neff, Epply and MacCallan, are 11, 11, 8, 11, 3, 3, 3, 6, 7 and 6, respectively.

Years of
Service      Highest Annual Compensation Paid by All Vista
             Funds
             40,000       45,000       50,000       55,000
10           40,000       45,000       50,000       55,000
9            36,000       40,500       45,000       49,500
8            32,000       36,000       40,000       44,000
7            28,000       31,500       35,000       38,500
6            24,000       27,000       30,000       33,000
5            20,000       22,500       25,000       27,500

DEFERRED COMPENSATION PLAN
     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Portfolio Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of the Fund on whose Board the Trustee sits. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year: Messrs. Ten Haken, Thode and Vartabedian.
                            MANAGEMENT SERVICES
Manager to the Trust
     The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a division of Signet Trust Company, a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Banking Corporation to restrict the flow of non-public information, FUND investments are typically made without any knowledge of Signet Banking Corporation or its affiliates' lending relationships with an issuer.
     The manager shall not be liable to the Trust, the FUND, or any shareholder of the FUND for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Management Fees
     For its services, VCM receives an annual management fee as described in the Prospectus. For the fiscal year ended October 31, 1996 and for the period July 12, 1995, to October 31, 1995, the amount paid or accrued by the FUND to VCM was $12,080 and $2,415, respectively, all of which was waived. For the period November 1, 1994, to July 11, 1995, the amount paid or accrued by the FUND to Sheffield Management Corporation was $5,526, all of which was waived.


                          ADMINISTRATIVE SERVICES
     Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the FUND for the fees set forth in the Prospectus. For the fiscal year ended October 31, 1996 and for the period July 12, 1995 to October 31, 1995, the amount paid or accrued by the FUND to Federated Administrative Services was $75,000 and $23,014, respectively, of which $62,466 was waived for the fiscal year ended October 31, 1994.
Transfer Agent & Dividend Disbursing Agent
     Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent for the FUND. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders.
     Federated Shareholder Services Company also maintains FUND accounting records. The fee paid for this service is based upon the level of the FUND's average net assets for the period plus out-of-pocket expenses.
                             DISTRIBUTION PLAN
     The Trust has adopted a Plan for Shares of the FUND pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the FUND's Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the FUND and its shareholders and (ii) stimulate administrators to render administrative support services to the FUND and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the FUND; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests.
     Other benefits which the FUND hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the FUND with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.
     By adopting the Plan, the then Board of Trustees expected that the FUND will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the FUND in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the FUND may be able to curb sharp fluctuations in rates of redemptions and sales.
     For the fiscal year ended October 31, 1996, the FUND paid $8,629 in distribution services fees, all of which was waived.
                          DESCRIPTION OF THE FUND
     Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.
     The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.
     The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.
                            SHAREHOLDER REPORTS
     Shareholders received an Annual Report containing financial statements audited by the FUND's independent accountants for the fiscal year ended October 31, 1996. The Financial Statements for the fiscal year ended October 31, 1996 are incorporated herein by reference to the Annual Report of the FUND filed with the U.S. Securities and Exchange Commission (File Nos. 33-3165 and 811-4579). A copy of the Annual Report may be obtained without charge by contacting the FUND at 1-800-829-3863.


                                APPENDIX A
                    DESCRIPTION OF CERTAIN OBLIGATIONS
                  ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                       AGENCIES OR INSTRUMENTALITIES
     FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.
     MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.
     FNMA BONDS -- are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.
     FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.
     FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.
     GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees Paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to the Portfolio. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.
     GNMA FHLMC BONDS and GNMA FNMA BONDS -- are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.
     GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.
     NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.
     PUBLIC HOUSING BONDS -- are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.
     PENN CENTRAL TRANSPORTATION CERTIFICATES -- are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.
     SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.
     WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the U.S. Government.
     FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.
     FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.
     STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS -- are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.
     D.C. ARMORY BOARD BONDS -- are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.
     EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.
     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.
     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.


                                APPENDIX B
                          DESCRIPTION OF RATINGS
     A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.
MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS
     Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.
     Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.
     Such issues are often in default or have other marked shortcomings. C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.
STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.
     AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.
     A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.


     BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     CI--Bonds rated "CI" are income bonds on which no interest is being paid.
     D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories. MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS
     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
     Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
     A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:
     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".
     A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the bigger designations.
     B--Issues rated "B" are regarded as having only speculative capacity for timely payment.
     C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
     D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


FITCH BOND RATINGS
     AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.
     A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
     Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.
FITCH SHORT-TERM RATINGS
     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.
FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:
     F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.
     F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.
     LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.
     Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.
     After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Portfolio's investment manager will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained the Prospectus and statement of additional information.

G01386-08 (2/97)
093265403